UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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AbbVie Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 8, 2015

              The Annual Meeting of the Stockholders of AbbVie Inc. will be held at the Fairmont Chicago, Millennium Park, 200 North Columbus Drive, Chicago, Illinois 60601, on Friday, May 8, 2015, at 9:00 a.m. CT for the following purposes:

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  To elect 3 directors to hold office until the next Annual Meeting or until their successors are elected (Item 1),

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  To ratify the appointment of Ernst & Young LLP as AbbVie's independent registered public accounting firm for 2015 (Item 2),

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  To vote on an advisory vote on the approval of executive compensation (Item 3), and

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  To transact such other business as may properly come before the meeting.

Your Vote Is Important

              Please promptly vote your shares by telephone, using the Internet, or by signing and returning your proxy in the enclosed envelope if you received a printed version.

              The board of directors recommends that you vote FOR Items 1, 2, and 3 on the proxy card.

              The close of business on March 11, 2015, has been fixed as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting.

              AbbVie's 2015 Proxy Statement and 2014 Annual Report on Form 10-K are available at www.abbvieinvestor.com. If you are a registered stockholder, you may access your proxy card by either:

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  Going to the following website: www.proxyvote.com, entering the information requested on your computer screen and following the simple instructions, or

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  Calling (in the United States, U.S. territories, and Canada) toll free 1-800-690-6903 on a touch-tone telephone and following the simple instructions provided by the recorded message.

              Admission to the meeting will be by admission card only. If you plan to attend, please complete and return the reservation form in the back of these materials and an admission card will be sent to you. Due to space limitations, reservation forms must be received before May 1, 2015. Each admission card, along with photo identification, admits one person. A stockholder may request two admission cards, but a guest must be accompanied by a stockholder.

By order of the board of directors.

Laura J. Schumacher
 Secretary

March 20, 2015

              The accompanying proxy is solicited on behalf of the board of directors for use at the Annual Meeting of Stockholders. The meeting will be held on May 8, 2015, at the Fairmont Chicago, Millennium Park, 200 North Columbus Drive, Chicago, Illinois 60601. This summary highlights selected information in the Proxy Statement. Please review the entire Proxy Statement and the AbbVie 2014 Annual Report before voting.

2015 Annual Meeting of Stockholders

Date and Time: May 8, 2015 9:00 a.m. CT

Location: Fairmont Chicago, Millennium Park, 200 North Columbus Drive, Chicago, Illinois 60601

Record Date: March 11, 2015

How to Vote: Stockholders as of the record date are entitled to vote via Internet at www.proxyvote.com; by telephone at 1-800-690-6903; by returning a completed proxy card; or in person at the Annual Meeting of Stockholders.

Voting Items and Board Recommendations

Board Recommendations

Item 1	Election of Directors	FOR All Nominees
Item 2	Ratification of Independent Auditor	FOR
Item 3	Say on Pay—Advisory Vote on the Approval of Executive Compensation	FOR

Business Overview and Performance Highlights

              Business Overview.    AbbVie is a global, research-based biopharmaceutical company that develops and markets advanced therapies for some of the world's most complex and serious diseases. Our products support the treatment of conditions such as chronic autoimmune disease (including rheumatoid arthritis, psoriasis, and Crohn's disease), hepatitis C virus (HCV), human immunodeficiency virus (HIV), endometriosis, thyroid disease, Parkinson's disease, complications associated with cystic fibrosis, and other health conditions. Our pipeline includes more than 40 compounds or indications in development across important medical specialties such as immunology, virology/liver disease, oncology, renal disease, neurological diseases, and women's health.

2015 Proxy Statement | 1

PROXY STATEMENT SUMMARY

              Performance Highlights.    In 2014, AbbVie continued to deliver on our commitment to stockholders by growing our sales and earnings, significantly increasing our quarterly dividend, and delivering top quartile returns. The measures set forth below were calculated as of December 31, 2014.

*Adjusted sales and adjusted earnings per share are reported and reconciled in our Form 8-K dated January 30, 2015.

Additional Highlights:

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  In 2014, AbbVie delivered Humira sales of $12.5 billion, an increase of nearly 19% compared to 2013 on a constant currency basis. Humira's performance was driven by market growth across therapeutic categories and geographies, approval of new indications, and market share gains. Sales growth also was driven by strong performance from other key brands including Synagis, Synthroid, Creon and Duodopa.

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  In December 2014, we secured U.S. Food and Drug Administration (FDA) approval for our interferon-free HCV regimen, Viekira Pak.

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  With a record number of programs currently in mid- and late-stage development spanning large and growing specialty categories, in 2014 we continued to advance our compelling R&D pipeline. This includes numerous data and regulatory milestones and phase transitions.

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  We further enhanced our pipeline by announcing a strategic collaboration with Infinity Pharmaceuticals, Inc. to develop and commercialize duvelisib (IPI-145) for the treatment of blood cancers, and we entered into a novel R&D collaboration with Calico Life Sciences LLC, a life sciences company backed by Google Inc., to discover, develop, and bring to market new therapies for patients with age-related diseases.

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PROXY STATEMENT SUMMARY

Corporate Governance Highlights

              Our board of directors is committed to strong corporate governance tailored to meet the needs of AbbVie and its stockholders to enhance stockholder value. Highlights of our governance include:

Governance Practice	For more information

Independent lead director with robust responsibilities is selected by the Board	p. 11
8 of 9 directors are independent and regularly meet in executive session	p. 11
All members of the audit, compensation, nominations and governance and public policy committees are independent	p. 12
Policy prohibiting hedging and pledging	p. 31
Robust stock ownership guidelines	p. 31
Disclosure of our corporate political contributions and our trade association dues and oversight process	http://www.abbvie.com/responsibility/transparency-policies/corporate-political-participation.html
Clawback authority in the event of financial restatement to recover incentive plan awards	p. 31
Related person transaction policy to ensure appropriate oversight	p. 52
We do not have a shareholder rights plan or "poison pill"	Certificate of Incorporation and By-Laws
Our directors are elected by a majority vote of our stockholders for uncontested elections and we have a resignation policy if the director fails to receive a majority of the votes cast	p. 7
We hold an annual say-on-pay advisory vote on executive compensation	p. 51
Our governance guidelines restrict the number of boards our directors may serve on to prevent overboarding	Corporate Governance Guidelines
Annual board and committee self-assessments and annual succession planning	Corporate Governance Guidelines
We are guided by strong ethics programs and supplier guidelines	http://www.abbvie.com/responsibility/home.html
For inclusion on the Board, the Nominations and Governance Committee considers diversity of ethnicity, gender, and geography	pp. 13-14

Executive Compensation Highlights

              At AbbVie, the board believes a well-designed compensation program should align executive interests with the drivers of profitable growth and stockholder returns, support achievement of the company's primary business goals, and attract and retain world-class executives whose talents and contributions sustain the growth in long-term stockholder value. Consequently, the compensation committee of the board has designed and implemented an executive compensation program in which a substantial majority of named executive officer (NEO) compensation at AbbVie is performance-based.

              When determining the compensation levels of the NEOs, the committee first considers the median of the competitive marketplace (as derived primarily from the health care peer group approved by the committee) as an initial benchmark for assessing compensation. The committee then takes into account the company's overall performance against the financial, operating and strategic objectives that were established at the start of the performance period. Finally, specific pay determinations are made for each NEO based on his or her individual performance and contributions to the short-and long-term performance of the company.

2015 Proxy Statement | 3

PROXY STATEMENT SUMMARY

              Three primary components make up AbbVie's executive pay program: base salary, short-term incentives and long-term incentives. The structure of each component is tailored to serve a specific function and purpose.

4 | 2015 Proxy Statement

Who Can Vote

              Stockholders of record at the close of business on March 11, 2015 will be entitled to notice of and to vote at the Annual Meeting. As of March 11, 2015, AbbVie had 1,592,145,669 outstanding shares of common stock, which are AbbVie's only outstanding voting securities. Each stockholder has one vote per share. Stockholders do not have the right to vote cumulatively in electing directors.

Notice and Access

              In accordance with the Securities and Exchange Commission (SEC) e-proxy rules, AbbVie mailed a Notice of Internet Availability of Proxy Materials (the "Notice") to stockholders in March 2015. The Notice describes the matters to be considered at the Annual Meeting and how stockholders can access the proxy materials online. It also provides instructions on how stockholders can vote their shares. If you received the Notice, you will not receive a printed version of the proxy materials unless you request one. If you would like to receive a printed version of the proxy materials, free of charge, please follow the instructions on the Notice.

Voting by Proxy

              AbbVie's stockholders may vote their shares by telephone, the Internet, or at the Annual Meeting. If you vote by telephone or the Internet, you do not need to return your proxy card. The instructions for voting can be found on the Notice, on the website listed in the Notice, and, if you received one, on your proxy card. If you requested a printed version of the proxy card, you may also vote by mail.

Revoking a Proxy

              You may revoke your proxy by voting in person at the Annual Meeting or, at any time prior to the meeting:

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  by delivering a written notice to the secretary of AbbVie,

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  by delivering an authorized proxy with a later date, or

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  by voting by telephone or the Internet after you have given your proxy.

Discretionary Voting Authority

              Unless authority is withheld in accordance with the instructions on the proxy, the persons named in the proxy will vote the shares of AbbVie common stock covered by proxies they receive to elect the 3 nominees named in Item 1 on the proxy card. If a nominee becomes unavailable to serve, the shares will be voted for a substitute designated by the board of directors or for fewer than 3 nominees if, in the judgment of the proxy holders, such action is necessary or desirable.

              Where a stockholder has specified a choice for or against the ratification of the appointment of Ernst & Young LLP as AbbVie's independent registered public accounting firm or the advisory vote on the approval of executive compensation, the shares of AbbVie common stock represented by the proxy will be voted (or not voted) as specified. Where no choice has been specified, the proxy will be voted FOR the ratification of Ernst & Young LLP as auditors and FOR the approval of executive compensation.

              The board of directors is not aware of any other issue which may properly be brought before the meeting. If other matters are properly brought before the meeting, the accompanying proxy will be voted in accordance with the judgment of the proxy holders.

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INFORMATION ABOUT THE ANNUAL MEETING

Quorum and Vote Required to Approve Each Item on the Proxy

              A majority of the outstanding shares entitled to vote generally in the election of directors, represented in person or by proxy, constitutes a quorum. The affirmative vote of a majority of the shares represented at the meeting and entitled to vote on a matter shall be the act of the stockholders with respect to that matter.

Effect of Broker Non-Votes and Abstentions

              A proxy submitted by an institution such as a broker or bank that holds shares for the account of a beneficial owner may indicate that all or a portion of the shares represented by that proxy are not being voted with respect to a particular matter. This could occur, for example, when the broker or bank is not permitted to vote those shares in the absence of instructions from the beneficial owner of the stock. These "non-voted shares" will be considered shares not present and, therefore, not entitled to vote on those matters, although these shares may be considered present and entitled to vote for other purposes. Brokers and banks have discretionary authority to vote shares in the absence of instructions on matters the New York Stock Exchange considers "routine," such as the ratification of the appointment of the auditors. They do not have discretionary authority to vote shares in absence of instructions on "non-routine" matters. The election of directors and the advisory vote on the approval of executive compensation are considered "non-routine" matters. Non-voted shares will not affect the determination of the outcome of the vote on any matter to be decided at the meeting. Shares represented by proxies that are present and entitled to vote on a matter but which have elected to abstain from voting on that matter, other than the election of directors, will have the effect of votes against that matter.

Inspectors of Election

              The inspectors of election and the tabulators of all proxies, ballots, and voting tabulations that identify stockholders are independent and are not AbbVie employees.

Cost of Soliciting Proxies

              AbbVie will bear the cost of making solicitations from its stockholders and will reimburse banks and brokerage firms for out-of-pocket expenses incurred in connection with this solicitation. Proxies may be solicited by mail, telephone, Internet, or in person by directors, officers, or employees of AbbVie and its subsidiaries.

              AbbVie has retained Georgeson Inc. to aid in the solicitation of proxies, at an estimated cost of $19,500 plus reimbursement for reasonable out-of-pocket expenses.

AbbVie Savings Plan

              Participants in the AbbVie Savings Plan will receive a voting instruction card for their shares of AbbVie common stock held in the AbbVie Savings Plan Trust. The Trust is administered by both a trustee and an investment committee. The trustee is Mercer Trust Company. The members of the investment committee are Amarendra Duvvur, William H.S. Preece and Michael J. Thomas, employees of AbbVie. The voting power with respect to the shares is held by and shared between the investment committee and the participants. The investment committee must solicit voting instructions from the participants and follow the voting instructions it receives. The investment committee may use its own discretion with respect to those shares of AbbVie common stock for which no voting instructions are received.

Corporate Governance Materials

              AbbVie's corporate governance guidelines with the outline of directorship qualifications; director independence guidelines; code of business conduct; and audit committee, compensation committee, nominations and governance committee, and public policy committee charters are all available in the corporate governance section of AbbVie's investor relations website at www.abbvieinvestor.com.

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              The board of directors consists of three classes with each class currently comprised of three directors. Directors of one class are elected each year for a term of three years. The Class III directors are presented for re-election to hold office until the expiration of their term at the 2018 annual meeting of stockholders and until their successors are elected and qualified or until their earlier death or resignation.

              Directors are elected by stockholders if a majority of the votes cast are "for" a director's re-election at the Annual Meeting, excluding abstentions and broker non-votes. For more information on the director majority vote standard, see AbbVie's By-Laws as listed as an exhibit to AbbVie's 2014 Annual Report on Form 10-K.

Class III—Directors Whose Terms Expire in 2015

Committees: Audit Compensation Director since: 2013 Age: 54	Roxanne S. Austin

President, Austin Investment Advisors
Ms. Austin is president of Austin Investment Advisors, a private investment and consulting firm, a position she has held since 2004. From July 2009 through July 2010, Ms. Austin also served as the president and chief executive officer of Move Networks, Inc., a provider of Internet television services. Ms. Austin previously served as president and chief operating officer of DIRECTV, Inc. Ms. Austin also previously served as executive vice president and chief financial officer of Hughes Electronics Corporation and as a partner of Deloitte & Touche LLP. Ms. Austin is also a director of Abbott Laboratories, Target Corporation, Teledyne Technologies, Inc. and Telefonaktiebolaget LM Ericsson. Through her extensive management and operating roles, including her financial roles, Ms. Austin contributes significant oversight and leadership experience, including financial expertise and knowledge of financial statements, corporate finance and accounting matters.

Director since: 2013 Age: 61
Richard A. Gonzalez

Chairman of the Board and Chief Executive Officer, AbbVie Inc.
Mr. Gonzalez is the chairman and chief executive officer of AbbVie. He served as Abbott's executive vice president of the pharmaceutical products group from July 2010 to December 2012, and was responsible for Abbott's worldwide pharmaceutical business, including commercial operations, research and development, and manufacturing. He also served as president, Abbott Ventures Inc., Abbott's medical technology investment arm, from 2009 to 2011. Mr. Gonzalez joined Abbott in 1977 and held various management positions before briefly retiring in 2007, including: Abbott's president and chief operating officer; president, chief operating officer of Abbott's Medical Products Group; senior vice president and president of Abbott's former Hospital Products Division (now Hospira, Inc.); vice president and president of Abbott's Health Systems Division; and divisional vice president and general manager for Abbott's Diagnostics Operations in the United States and Canada. As a result of his service as Abbott's executive vice president, Pharmaceutical Products Group since July 2010, his previous service as Abbott's president and chief operating officer and his more than 30-year career at Abbott, Mr. Gonzalez has developed valuable business, management and leadership experience, as well as extensive knowledge of AbbVie and its global operations. Mr. Gonzalez's experience and knowledge enable him to contribute to AbbVie's board key insights into strategic, management, and operational matters.

2015 Proxy Statement | 7

INFORMATION CONCERNING DIRECTOR NOMINEES

Committees: Compensation Nominations & Governance Director since: 2013 Age: 66	Glenn F. Tilton

Retired Chairman and Chief Executive Officer of the UAL Corporation
Mr. Tilton was chairman of the Midwest for JPMorgan Chase & Co. from 2011 until his retirement in 2014. From October 2010 to December 2012, Mr. Tilton also served as the non-executive chairman of the board of United Continental Holdings, Inc. From September 2002 to October 2010, he served as chairman, president and chief executive officer of UAL Corporation, and chairman and chief executive officer of United Air Lines, Inc., its wholly owned subsidiary. Prior to becoming the vice chairman of Chevron Texaco following the merger of Texaco Inc. and Chevron Corp., Mr. Tilton enjoyed a 30-year multi-disciplinary career with Texaco Inc., culminating in his election as chairman and chief executive officer. Mr. Tilton is also a director of Abbott Laboratories and Phillips 66. Mr. Tilton also served on the board of directors of Lincoln National Corporation from 2002 to 2007, of TXU Corporation from 2005 to 2007, of Corning Incorporated from 2010 to 2012, and of United Continental Holdings, Inc. from 2010 to 2012. As chairman of the Midwest for JPMorgan Chase & Co. and having previously served as non-executive chairman of the board of United Continental Holdings, Inc., and chairman, president, and chief executive officer of UAL Corporation and United Air Lines, vice chairman of Chevron Texaco and as interim chairman of Dynegy, Inc., Mr. Tilton acquired strong management experience overseeing complex multinational businesses operating in highly regulated industries, as well as expertise in finance and capital markets matters.

Class I—Directors Whose Terms Expire in 2016

Committees: Audit Nominations & Governance Director since: 2013 Age: 63	William H.L. Burnside

Retired Senior Vice President and Director at The Boston Consulting Group
Mr. Burnside is a retired senior vice president and director at The Boston Consulting Group (BCG), where he currently serves as an advisor. Prior to becoming managing partner of BCG's Los Angeles office in 1987, he worked in BCG's London and Chicago offices, servicing clients in telecommunications, media, defense, financial services, and manufacturing. Mr. Burnside is a director at Executive Service Corps of Southern California and Audubon California. Through his experience with The Boston Consulting Group, Mr. Burnside acquired knowledge and understanding of corporate finance and capital markets matters, as well as global and domestic strategic advisory experience across a broad base of industries.

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INFORMATION CONCERNING DIRECTOR NOMINEES

Committees: Audit Public Policy Director since: 2013 Age: 57	Edward J. Rapp

Group President for Resource Industries of Caterpillar Inc.
Mr. Rapp was appointed in late 2014 as the Caterpillar Inc. group president for resource industries. He previously served at Caterpillar as group president based in Singapore in 2013 and 2014 and as the chief financial officer from 2010 to 2013, and he was named a group president in 2007. Mr. Rapp is presently a board member for FM Global and Junior Achievement USA. He is currently a member of the University of Missouri College of Business Strategic Development Board and a board member of the U.S.-China Business Council. As a result of his tenure as group president and chief financial officer at Caterpillar Inc., Mr. Rapp has acquired management, operational, and financial expertise with extensive global experience and provides the board with an informed perspective on financial and operational matters faced by a complex international company.

Committees: Nominations & Governance Public Policy Director since: 2013 Age: 75
Roy S. Roberts

Retired Group Vice President for North American Vehicle Sales, Service and Marketing of General Motors Corporation
Mr. Roberts was the emergency financial manager for Detroit Public Schools from 2011 until his retirement in 2013. Previously, he served as managing director of Reliant Equity Investors from 2000 to 2011. Mr. Roberts retired from General Motors in April 2000. At the time of his retirement, he was group vice president for North American Vehicle Sales, Service and Marketing of General Motors Corporation, having been elected to that position in October 1998. Mr. Roberts has served as director on the following boards: Thermon Manufacturing Company 2007-2010, Enova Systems, Inc., 2008-2011, Burlington Northern Santa Fe, 1991-2010, and Abbott Laboratories, 1998-2011. As a former executive of a major international corporation, Mr. Roberts has a strong record of valuable business, leadership, operational, and management experience which he brings to the board.

Class II—Directors Whose Terms Expire in 2017

Committees: Nominations & Governance Public Policy Director since: 2013 Age: 64	Robert J. Alpern, M.D.

Ensign Professor of Medicine, Professor of Internal Medicine, and Dean of Yale School of Medicine
Dr. Alpern has served as the Ensign Professor of Medicine, Professor of Internal Medicine, and Dean of Yale School of Medicine since June 2004. From July 1998 to June 2004, Dr. Alpern was the Dean of The University of Texas Southwestern Medical Center. Dr. Alpern also serves as a director of Abbott Laboratories and as a director on the Board of Yale—New Haven Hospital. As the Ensign Professor of Medicine, Professor of Internal Medicine, and Dean of Yale School of Medicine, Dean of The University of Texas Southwestern Medical Center, and as a director on the Board of Yale—New Haven Hospital, Dr. Alpern contributes valuable insights to the board through his medical and scientific expertise and his knowledge of the health care environment and the scientific nature of AbbVie's key research and development initiatives.

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INFORMATION CONCERNING DIRECTOR NOMINEES

Committees: Compensation Public Policy Director since: 2013 Age: 69	Edward M. Liddy

Partner, Clayton, Dubilier & Rice, LLC
Mr. Liddy has been a partner in the private equity investment firm Clayton, Dubilier & Rice, LLC since January 2010, having also been a partner at such firm from April to September 2008. From September 2008 to August 2009, Mr. Liddy was the interim chairman and chief executive officer of American International Group, Inc. (AIG). He served at AIG at the request of the U.S. Department of the Treasury. From January 1999 to April 2008, Mr. Liddy served as chairman of the board of the Allstate Corporation. He served as chief executive officer of Allstate from January 1999 to December 2006, President from January 1995 to May 2005, and chief operating officer from August 1994 to January 1999. Mr. Liddy currently serves on the board of directors of Abbott Laboratories, 3M Company, and The Boeing Company. In addition, Mr. Liddy formerly served on the board of The Boeing Company from 2007 to 2008. As the chairman and chief executive officer of Allstate Corporation and American International Group, Inc., Mr. Liddy brings valuable insights from the perspective of the insurance industry into AbbVie's business. As a partner of Clayton, Dubilier & Rice, LLC, Mr. Liddy gained significant knowledge and understanding of finance and capital markets matters as well as global and domestic strategic advisory experience.

Committees: Audit Compensation Director since: 2013 Age: 61
Frederick H. Waddell

Chairman of the Board and Chief Executive Officer of Northern Trust Corporation and The Northern Trust Company
Mr. Waddell has served as the chief executive officer of Northern Trust Corporation and The Northern Trust Company since January 2008 and as chairman of the board since November 2009. He served as president from February 2006 through September 2011, and as chief operating officer from February 2006 to January 2008. Mr. Waddell served as a board member of Northern Trust from February 2006 to November 2009 prior to becoming the chairman of the board. As chairman and chief executive officer of Northern Trust Corporation and The Northern Trust Company, Mr. Waddell possesses broad financial services experience with a strong record of leadership in a highly regulated industry.

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The Board of Directors

              The board of directors held seventeen meetings in 2014. The average attendance of all incumbent directors at board and committee meetings in 2014 was ninety-five percent and each director attended at least seventy-five percent of the total number of board meetings and meetings of the committees on which he or she served. AbbVie encourages its board members to attend the annual stockholder meeting. All of AbbVie's directors attended the 2014 annual stockholder meeting.

              The board has determined that each of the following directors is independent in accordance with the New York Stock Exchange (NYSE) listing standards: Dr. Alpern, Ms. Austin, Mr. Burnside, Mr. Liddy, Mr. Rapp, Mr. Roberts, Mr. Tilton, and Mr. Waddell. To determine independence, the board applied the AbbVie Inc. director independence guidelines. The board also considered whether a director has any other material relationships with AbbVie or its subsidiaries and concluded that none of these directors had a relationship that impaired the director's independence. This included consideration of the fact that some of the directors are officers or serve on boards of companies or entities to which AbbVie sold products or made contributions or from which AbbVie purchased products and services during the year. This also included consideration of the fact that some of the directors serve on the board of Abbott Laboratories (Abbott), AbbVie's former parent. In making its determination, the board relied on both information provided by the directors and information developed internally by AbbVie.

              The board has risk oversight responsibility for AbbVie and administers this responsibility both directly and with assistance from its committees.

              The board has determined that the current leadership structure, in which the offices of chairman of the board and chief executive officer are held by one individual and the chair of the nominations and governance committee is appointed to be the lead director, ensures the appropriate level of oversight, independence, and responsibility is applied to all board decisions, including risk oversight, and is in the best interests of AbbVie and its stockholders. The lead independent director is chosen by and from the independent members of the board of directors.

              The lead independent director responsibilities include:

1.	facilitates communication with the board and presides over regularly conducted executive sessions of the independent directors or sessions where the chairman of the board is not present;
2.	reviews and approves matters, such as agenda items, schedule sufficiency, and, where appropriate, information provided to other board members;
3.	serves as the liaison between the chairman of the board and the independent directors;
4.	has the authority to call meetings of the independent directors;
5.	if requested by major stockholders, ensures that he or she is available for consultation and direct communication as needed; and
6.	performs such other duties as the board may determine from time to time.

              All directors are encouraged to, and in fact do, consult with the chairman on each of the above topics, as well. The lead director, and each of the other directors, communicates regularly with the chairman of the board and chief executive officer regarding appropriate agenda topics and other board related matters.

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THE BOARD OF DIRECTORS AND ITS COMMITTEES

              AbbVie directors have backgrounds that when combined provide a portfolio of experience and knowledge that serve AbbVie's governance and strategic needs. Director nominees are considered on the basis of a range of criteria including broad-based business knowledge and relationships, prominence and excellent reputations in their primary fields of endeavor, as well as a global business perspective and commitment to good corporate citizenship. They must have demonstrated experience and ability that is relevant to the board's oversight role with respect to AbbVie's business and affairs. Each director's biography includes the particular experience and qualifications that led the board to conclude that the director should serve on the board. The directors' biographies are in the section of this proxy statement captioned "Information Concerning Director Nominees."

Committees of the Board of Directors

              The board of directors has five committees established in AbbVie's By-Laws: the audit committee, compensation committee, nominations and governance committee, public policy committee, and executive committee. Each of the members of the audit committee, compensation committee, nominations and governance committee, and public policy committee is independent.

	Audit Committee	Compensation Committee	Nominations and Governance Committee	Public Policy Committee

R. Alpern
R. Austin
W. Burnside
E. Liddy
E. Rapp
R. Roberts
G. Tilton
F. Waddell
Number of meetings	6	3	4	4

Lead Director	Chairperson	Member	Financial Expert

Audit Committee

              The audit committee is governed by a written charter. This committee assists the board of directors in fulfilling its oversight responsibility with respect to AbbVie's accounting and financial reporting practices and the audit process, the quality and integrity of AbbVie's financial statements, the independent auditors' qualifications, independence, and performance, the performance of AbbVie's internal audit function and internal auditors, certain areas of legal and regulatory compliance, and enterprise risk management. Each of the members of the audit committee is financially literate, as required of audit committee members by the NYSE, and the independence requirements set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The board of directors has determined that Ms. Austin, the committee's chair, is an "audit committee financial expert."

Compensation Committee

              The compensation committee is governed by a written charter. This committee assists the board of directors in carrying out the board's responsibilities relating to the compensation of AbbVie's executive officers and directors. The compensation committee annually reviews the compensation paid to the directors and gives its recommendations to the full board regarding both the amount of director compensation that should be paid and the allocation of that

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THE BOARD OF DIRECTORS AND ITS COMMITTEES

compensation between equity-based awards and cash. In recommending director compensation, the compensation committee takes into account director fees paid by companies in AbbVie's peer groups and reviews any arrangement that could be viewed as indirect director compensation. The processes and procedures used for the consideration and determination of executive compensation are described in the "Compensation Discussion and Analysis" section of this proxy statement. The committee also reviews, approves, and administers the incentive compensation plans in which the AbbVie executive officers participate and all of AbbVie's equity-based plans. It may delegate the responsibility to administer and make grants under these plans to management, except to the extent that such delegation would be inconsistent with applicable law or regulations or with the listing rules of the New York Stock Exchange. The compensation committee has the sole authority, under its charter, to select, retain and/or terminate independent advisors who may assist the committee in carrying out its responsibilities. The compensation committee reviews and discusses with management and its independent compensation advisor potential risks associated with AbbVie's compensation policies and practices as discussed in the "Compensation Risk Assessment" section of this proxy statement. Each member of the committee qualifies as a "non-employee director" for purposes of Rule 16b-3 under the Exchange Act and as an "outside director" for purposes of Internal Revenue Code Section 162(m).

              Effective April 1, 2014, the committee engaged Compensation Advisory Partners (CAP) as its independent compensation consultant due to the retirement of the committee's prior principal compensation consultant from Aon Hewitt. The independent compensation consultant provides counsel and advice to the committee on executive and non-employee director compensation matters. CAP, and its principal, report directly to the chair of the committee. The principal meets regularly, and as needed, with the committee in executive sessions, has direct access to the chair during and between meetings, and performs no other services for AbbVie or its senior executives. The committee determines what variables it will instruct CAP to consider, including: peer groups against which performance and pay should be examined, metrics to be used in incentive plans to assess AbbVie's performance, competitive short- and long-term incentive practices in the marketplace, and compensation levels relative to market benchmarks. The committee negotiates and approves all fees paid to CAP for these services. AbbVie did not engage CAP to perform any other services during 2014.

              Through March 31, 2014, the committee had engaged Aon Hewitt as its independent compensation consultant. Aon Hewitt, and its principal, reported directly to the chair of the committee and performed duties similar to those described above for CAP. The principal performed no other services for AbbVie or its senior executives. The committee instructed Aon Hewitt on the variables to consider, which consisted of the same variables listed above in the description of CAP's engagement. The committee negotiated and approved all fees paid to Aon Hewitt for these services. Through March 31, 2014, the committee authorized payment of approximately $40,000 to Aon Hewitt for services rendered to the committee relating to executive compensation. Separately, AbbVie management engaged Aon Hewitt to perform unrelated services and, through March 31, 2014, paid approximately $960,000 for those services, including actuarial work, pension design and administration, insurance, and general consulting. The committee was informed about these services, but its formal approval was not requested.

              Based on an assessment of internally developed information and information provided by CAP and Aon Hewitt, respectively, the committee has determined that its independent compensation advisors do not have a conflict of interest. A copy of the compensation committee report is included in the "Compensation Committee Report" section of this proxy statement.

Nominations and Governance Committee

              The nominations and governance committee is governed by a written charter. This committee assists the board of directors in identifying individuals qualified to become board members and recommends to the board the nominees for election as directors at the next annual meeting of stockholders, recommends to the board the persons to be elected as executive officers of AbbVie, recommends to the board the corporate governance guidelines applicable to AbbVie, oversees the evaluation of the board and management, and serves in an advisory capacity to the board and the chairman of the board on matters of organization, management succession plans, major changes in the organizational structure of AbbVie, and the conduct of board activities. The process used by this committee to identify a nominee to serve as a member of the board of directors depends on the qualities being sought. From time to time, AbbVie engages an executive search firm to assist the committee in identifying individuals qualified to be board members. Board

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THE BOARD OF DIRECTORS AND ITS COMMITTEES

members should have backgrounds that when combined provide a portfolio of experience and knowledge that will serve AbbVie's governance and strategic needs. In the process of identifying nominees to serve as a member of the board of directors, the nominations and governance committee considers the board's diversity of ethnicity, gender, and geography and assesses the effectiveness of the process in achieving that diversity. Board candidates will be considered on the basis of a range of criteria, including broad-based business knowledge and relationships, prominence and excellent reputations in their primary fields of endeavor, as well as a global business perspective, commitment to good corporate citizenship, and ability to commit sufficient time and attention to the activities of the board. Directors should have demonstrated experience and ability that is relevant to the board of directors' oversight role with respect to AbbVie's business and affairs.

Public Policy Committee

              The public policy committee is governed by a written charter. This committee assists the board of directors in fulfilling its oversight responsibility with respect to AbbVie's public policy, certain areas of legal and regulatory compliance, and governmental affairs and health care compliance matters that affect AbbVie by discharging the responsibilities set forth in its charter.

Executive Committee

              The executive committee members are Mr. Gonzalez, chair, Ms. Austin, Mr. Liddy, Mr. Roberts, and Mr. Tilton. This committee may exercise all of the authority of the board in the management of AbbVie, except for matters expressly reserved by law for board action.

Communicating with the Board of Directors

              Stockholders and other interested parties may communicate with the board of directors by writing a letter to the chairman of the board, to the lead director, or to the independent directors c/o AbbVie Inc., 1 North Waukegan Road, AP34, North Chicago, Illinois 60064, Attention: corporate secretary. The corporate secretary regularly forwards to the addressee all letters other than mass mailings, advertisements, and other materials not relevant to AbbVie's business. In addition, directors regularly receive a log of all correspondence received by the company that is addressed to a member of the board and may request any correspondence on that log.

14 | 2015 Proxy Statement

              AbbVie employees are not compensated for serving on the board or board committees. AbbVie's non-employee directors are compensated for their service under the AbbVie Non-Employee Directors' Fee Plan and the AbbVie 2013 Incentive Stock Program.

              The following table sets forth the non-employee directors' 2014 compensation.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)

R. Alpern	$126,000	$142,954	$0	$4,298	$15,000	$288,252
R. Austin	144,000	142,954	0	0	3,351	290,305
W. Burnside	132,000	142,954	0	0	25,000	299,954
E. Liddy	138,000	142,954	0	0	0	280,954
E. Rapp	132,000	142,954	0	0	25,000	299,954
R. Roberts	138,000	142,954	0	0	0	280,954
G. Tilton	138,000	142,954	0	0	25,000	305,954
F. Waddell	132,000	142,954	0	0	25,000	299,954

(1)
Under the AbbVie Non-Employee Directors' Fee Plan, non-employee directors earn $10,500 for each month of service as a director and $1,000 for each month of service as a chair of a board committee, other than the chair of the audit committee. The chair of the audit committee receives $1,500 for each month of service as a chair of that committee and the other members of the audit committee receive $500 for each month of service as a committee member.

  Fees earned under the AbbVie Non-Employee Directors' Fee Plan are, at the director's election, paid in cash, delivered in the form of vested non-qualified stock options (based on an independent appraisal of their fair value), deferred until retirement (as an unfunded AbbVie obligation), or paid currently into an individual grantor trust established by the director. The distribution of deferred fees and amounts held in a director's grantor trust generally commences at the later of when the director reaches age 65 or upon retirement from the board of directors. The director may elect to have fees deposited in a trust and credited to a stock equivalent account that earns the same return as if the fees were invested in AbbVie stock or to a guaranteed interest account. If necessary, AbbVie contributes funds to a director's trust so that as of year end the stock equivalent account balance (net of taxes) is not less than seventy-five percent of the market value of the related AbbVie common stock at year end.

(2)
The amounts in this column represent the aggregate grant date fair value of the awards in accordance with Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718. AbbVie determines the grant date fair value of stock unit awards by multiplying the number of restricted stock units granted by the average of the high and low market prices of one share of AbbVie common stock on the award grant date.

In addition to the fees described in footnote (1), each non-employee director elected to or serving on the board of directors at the annual stockholder meeting receives under the AbbVie 2013 Incentive Stock Program vested restricted stock units with a value of $143,000 (rounded down). In 2014, this was 2,764 units. The non-employee
2015 Proxy Statement | 15

DIRECTOR COMPENSATION

  directors receive cash payments equal to the dividends paid on the shares covered by the units at the same rate as other stockholders. Upon termination or retirement from the board, death, or a change in control of the company, a non-employee director will receive one common share for each restricted stock unit outstanding under the Incentive Stock Program.

The following AbbVie restricted stock units were outstanding as of December 31, 2014: R. Alpern, 13,858; R. Austin, 21,521; W. Burnside, 5,299; E. Liddy, 9,285; E. Rapp, 5,299; R. Roberts, 5,299; G. Tilton, 17,505; F. Waddell, 5,299. These numbers include, where applicable, AbbVie restricted stock units issued with respect to Abbott Laboratories restricted stock units outstanding when AbbVie separated from Abbott on January 1, 2013.

(3)
No AbbVie stock options were outstanding as of December 31, 2014.

(4)
The totals in this column include reportable interest credited under the AbbVie Non-Employee Directors' Fee Plan during 2014.

(5)
Charitable contributions made by AbbVie's non-employee directors are eligible for a matching contribution (up to $25,000). For 2014 contributions, the AbbVie Foundation made charitable matching contributions on behalf of the following AbbVie directors: R. Alpern, $15,000; W. Burnside, $25,000; E. Rapp, $25,000; G. Tilton, $25,000; F. Waddell, $25,000. This column also includes reimbursement for certain taxes.
16 | 2015 Proxy Statement

Securities Ownership of Executive Officers and Directors

              The table below reflects the number of shares of AbbVie common stock beneficially owned as of January 31, 2015, by each director, the chief executive officer, the chief financial officer, and the three other most highly paid executive officers (NEOs), and by all directors and executive officers of AbbVie as a group. It also reflects the number of stock equivalent units and restricted stock units held by non-employee directors under the AbbVie Non-Employee Directors' Fee Plan.

Name	Shares Beneficially Owned(1)(2)(3)	Stock Options Exercisable within 60 days of January 31, 2015	Stock Equivalent Units

R. Gonzalez	386,328	588,663	0
R. Alpern	13,858	0	3,887
R. Austin	28,365	0	0
W. Burnside	5,299	0	0
E. Liddy	10,420	0	11,963
E. Rapp	7,799	0	5,432
R. Roberts	25,299	0	0
G. Tilton	24,855	0	20,068
F. Waddell	7,299	0	0
C. Alban	245,580	198,287	0
W. Chase	180,980	205,034	0
L. Schumacher	272,797	394,293	0
M. Severino	141,625	0	0
All directors and executive officers as a group(4)	1,546,372	1,550,644	41,350

(1)
The table includes shares held in the executive officers' accounts in the AbbVie Savings Plan as follows: all executive officers as a group, 1,738. Each executive officer has shared voting power and sole investment power with respect to the shares held in his or her account.

(2)
The table includes 1,650 restricted stock units held by the executive officers as a group. The table also includes restricted stock units held by the non-employee directors. The directors' units are payable in stock as described in footnote (2) to the Director Compensation table.

(3)
The table includes shared voting and/or investment power over shares as follows: G. Tilton, 350; C. Alban, 40,442; W. Chase, 501; and all directors and executive officers as a group, 42,211.

(4)
The directors and executive officers as a group together own less than one percent of the outstanding shares of AbbVie.
2015 Proxy Statement | 17

SECURITIES OWNERSHIP

Securities Ownership of Principal Stockholders

              The table below reports the number of shares of AbbVie common stock beneficially owned as of December 31, 2014 by BlackRock, Inc., Capital Research Global Investors and The Vanguard Group (directly or through subsidiaries), respectively, the only persons known to AbbVie to own beneficially more than 5% of AbbVie's outstanding common stock. It is based on information contained in Schedules 13G filed with the Securities and Exchange Commission by BlackRock, Inc. on February 9, 2015, by Capital Research Global Investors on February 13, 2015, and by The Vanguard Group on February 10, 2015. BlackRock, Inc. reported that it had sole voting power with respect to 97,202,991 shares, shared voting power with respect to 18,417 shares, sole dispositive power with respect to 114,430,028 shares and shared dispositive power with respect to 22,987 shares. Capital Research Global Investors reported that it had sole voting and sole dispositive power with respect to 100,552,589 shares. The Vanguard Group reported that it had sole voting power with respect to 2,754,958 shares, sole dispositive power with respect to 86,236,459 shares and shared dispositive power with respect to 2,606,938 shares.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class

BlackRock, Inc. 40 East 52nd Street New York, NY 10022	114,453,015	7.2%
Capital Research Global Investors 333 South Hope Street 55th Floor Los Angeles, CA 90071	100,552,589	6.3%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	88,843,397	5.57%

18 | 2015 Proxy Statement

Compensation Discussion and Analysis

              This Compensation Discussion and Analysis (CD&A) describes the pay philosophy established for AbbVie's named executive officers (NEOs), the design of our compensation programs, the process used to examine performance in the context of executive pay decisions, and the performance goals and results for each NEO:

Richard A. Gonzalez	Chairman of the Board and Chief Executive Officer
Michael E. Severino	Executive Vice President, Research & Development and Chief Scientific Officer
Carlos Alban	Executive Vice President, Commercial Operations
Laura J. Schumacher	Executive Vice President, Business Development, External Affairs and General Counsel
William J. Chase	Executive Vice President, Chief Financial Officer

              Although we describe our programs in the context of the NEOs, it is important to note that our programs generally have broad eligibility and therefore in most cases apply to employee populations outside the NEO group as well.

CD&A Table of Contents

              The CD&A is organized as follows:

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EXECUTIVE COMPENSATION

I.    Executive Summary

Compensation Philosophy

              At AbbVie, the board believes a well-designed compensation program should align executive interests with the drivers of profitable growth and shareholder returns, support achievement of the company's primary business goals, and attract and retain world-class executives whose talents and contributions sustain the growth in long-term stockholder value. Consequently, the board believes the substantial majority of NEO compensation at AbbVie should be performance-based.

Business Overview

              AbbVie is a global, research-based biopharmaceutical company that develops and markets advanced therapies for some of the world's most complex and serious diseases. Our products support the treatment of conditions such as chronic autoimmune disease (including rheumatoid arthritis, psoriasis, and Crohn's disease), hepatitis C virus (HCV), human immunodeficiency virus (HIV), endometriosis, thyroid disease, Parkinson's disease, complications associated with cystic fibrosis, and other health conditions. Our pipeline includes more than 40 compounds or indications in development across important medical specialties such as immunology, virology/liver disease, oncology, renal disease, neurological diseases, and women's health.

Business Performance Highlights

              2014 was a very successful year for AbbVie financially and operationally and in our pipeline development efforts. AbbVie continued to deliver on our commitment to stockholders in 2014 by growing our sales and earnings and delivering top quartile returns. The measures set forth below were calculated as of December 31, 2014.

*Adjusted sales and adjusted earnings per share are reported and reconciled in our Form 8-K dated January 30, 2015.
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EXECUTIVE COMPENSATION

              Total shareholder return (TSR) continued to significantly outperform external indices. Since AbbVie became an independent company at the beginning of 2013, its TSR is 105.7% through the end of 2014, which places AbbVie at the top of its Health Care Peer Group, and 52 percentage points above the NYSE Arca Pharmaceuticals Index and 55.2 percentage points above the Standard & Poor's 500 Index over the same time period. In 2014 alone, AbbVie's TSR was 28%, which places AbbVie in the top quartile of its Health Care Peer Group, and 11.4 and 14.3 percentage points above the NYSE Arca Pharmaceuticals and Standard & Poor's 500 indices, respectively.

              The following graph compares the cumulative total returns of AbbVie, the Standard & Poor's 500 Index and the NYSE Arca Pharmaceuticals Index. The graph covers the period from January 2, 2013 (the day AbbVie's common stock began "regular-way" trading on the NYSE) through December 31, 2014. The graph assumes $100 was invested in the stock or the index on January 2, 2013 and also assumes the reinvestment of dividends. The stock price performance in the following graph is not necessarily indicative of future stock price performance.

Total Shareholder Return Since Separation

              The company also generated strong operational results during 2014. Net sales were $19.9 billion, up 7.1% globally, excluding roughly 1.3% negative impact from foreign exchange. AbbVie also exceeded its original EPS guidance range and raised guidance twice during 2014, which demonstrates the strength of the company's business, management's performance and pipeline advancement.

Adjusted Net Sales in millions US$	Adjusted EPS in US$

2015 Proxy Statement | 21

EXECUTIVE COMPENSATION

              In addition to our exceptional financial performance, AbbVie delivered operational efficiencies and improvements in gross margin. Further, AbbVie continued to execute on our commercial, regulatory and clinical objectives, including obtaining U.S. Food and Drug Administration (FDA) approval in December 2014 for our interferon-free HCV program for genotype one patients.

              AbbVie also made significant progress advancing our pipeline, including: the successful completion of several late-stage clinical trials, including the daclizumab and Humira hidradenitis suppurativa registrational programs; the initiation of a number of promising Phase 3 programs, including several Phase 3 studies of our PARP-inhibitor, veliparib, in solid tumors such as breast and lung cancer, and our Bcl-2 inhibitor, ABT-199, in hematologic malignancies. We also made significant advancements with our next-generation HCV program, initiating a broad Phase 2b program. We also advanced a number of early-stage assets into mid-stage development, including our DVD-Ig platform.

Additional Highlights

  •
  In 2014, AbbVie delivered Humira sales of $12.5 billion, an increase of nearly 19% compared to 2013 on a constant currency basis. Humira's performance was driven by market growth across therapeutic categories and geographies, approval of new indications, and market share gains. Sales growth also was driven by strong performance from other key brands including Synagis, Synthroid, Creon and Duodopa.

  •
  With a record number of programs currently in mid- and late-stage development spanning large and growing specialty categories, in 2014 we continued to advance our compelling R&D pipeline. This includes numerous data and regulatory milestones and phase transitions.

  •
  We further enhanced our pipeline by announcing a strategic collaboration with Infinity Pharmaceuticals, Inc. to develop and commercialize duvelisib (IPI-145) for the treatment of blood cancers, and we entered into a novel R&D collaboration with Calico Life Sciences LLC, a life sciences company backed by Google Inc., to discover, develop, and bring to market new therapies for patients with age-related diseases.

Components of our Compensation Program

              The compensation committee oversees our executive compensation program, which includes several compensation elements that have each been tailored to incentivize and reward a specific aspect of company performance the board believes is central to delivering long-term stockholder value. Key components of our compensation program are listed below.

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EXECUTIVE COMPENSATION

              The committee is committed to ensuring that a substantial portion of executive compensation is "at-risk" and variable. As such, 90% of the CEO's total direct compensation and, on average, more than 85% of our other NEOs' total direct compensation, is variable and directly affected by both the company's and the NEO's performance.

2014 Performance Results

              The performance targets established under our annual and long-term incentive plans are designed to be challenging yet achievable, with above target payouts for strong performance and below target payouts (including no payout) for below target performance. Targets are based on historical peer and company performance, expectations for our pipeline products, and expected business, market, and regulatory conditions.

Financial Goals

Name	Goal and Expected Result		Results Achieved

Richard A. Gonzalez	A.	Adjusted Diluted EPS of $3.05	A.	Achieved—$3.32
	B.	Adjusted Net Sales of $19.0BN	B.	Achieved—$19.9BN
	C.	Adjusted Income Before Taxes of $6.3BN	C.	Achieved—$6.9BN
	D.	Adjusted Return on Assets of 21.9%	D.	Achieved—26.3%
Michael E. Severino	A.	Adjusted Diluted EPS of $3.05	A.	Achieved—$3.32
	B.	Adjusted Net Sales of $19.0BN	B.	Achieved—$19.9BN
Carlos Alban	A.	Adjusted Diluted EPS of $3.05	A.	Achieved—$3.32
	B.	Adjusted Net Sales of $19.0BN	B.	Achieved—$19.9BN
	C.	Adjusted Income Before Taxes of $6.3BN	C.	Achieved—$6.9BN
Laura J. Schumacher	A.	Adjusted Diluted EPS of $3.05	A.	Achieved—$3.32
	B.	Adjusted Net Sales of $19.0BN	B.	Achieved—$19.9BN
William J. Chase	A.	Adjusted Diluted EPS of $3.05	A.	Achieved—$3.32
	B.	Adjusted Net Sales of $19.0BN	B.	Achieved—$19.9BN

              Each of our NEOs also has individual performance goals that the committee reviews and ensures are appropriately rigorous and in line with the long-term success of the company. Each NEO achieved or exceeded his or her 2014 goals, which are listed below:

  •
  Richard A. Gonzalez:  Successfully advance mid- and late-stage pipeline assets; execute key strategic initiatives to drive top tier, sustainable long-term business performance; deliver strong value to our stockholders, building investor confidence and credibility; drive exceptional business performance; continue to drive strong employee engagement and motivation around AbbVie's mission and future prospects; and advance our transformation to a biopharmaceutical culture.

  •
  Michael E. Severino:  Achieve key research and development milestones per company strategy; and achieve proprietary pipeline enhancement objectives.

  •
  Carlos Alban:  Achieve key product milestones; secure pipeline assets for sourced innovation; advance existing pipeline assets by achieving key milestones; successfully adapt market strategies to external considerations.

  •
  Laura J. Schumacher:  Successfully continue to develop and implement strategies to effectively resolve key litigation matters; achieve proprietary pharmaceutical pipeline enhancement objectives; execute biologics strategic development initiatives; and support research and development initiatives per company strategy.

  •
  William J. Chase:  Achieve proprietary pharmaceutical pipeline enhancement objectives; and successfully transition corporate services infrastructure to a standalone model.
2015 Proxy Statement | 23

EXECUTIVE COMPENSATION

Stockholder Engagement

2014 Say on Pay Results

              At our 2014 Annual Meeting, our say on pay proposal received support from 96% of stockholders. The board and compensation committee are encouraged by the substantial level of stockholder support received for our executive compensation program. Nevertheless, the company intends to engage proactively with stockholders to ensure that we continue to understand stockholder feedback and to enable us to take that feedback into consideration for our compensation decisions. To that end, in early 2015, AbbVie approached and engaged stockholders holding approximately 35% of the company's outstanding shares. In these discussions, the aggregate feedback was generally supportive of the compensation program, consistent with the level of stockholder support for our say on pay proposals in the last two years, and was not prescriptive about our compensation plan design. Going forward, we intend to continue to engage our stockholders in meaningful discussions about our compensation programs and other key matters of interest to them.

Compensation Program Governance Summary

              In addition to strong alignment of pay with the performance of the company and our NEOs, we maintain and are committed to good governance practices, including the following:

✓ Majority of NEO compensation tied to long-term performance
✓ Short- and long-term incentive programs closely align pay with performance
✓ Robust stock ownership guidelines of 6x salary for CEO, 3x for NEOs, and 4x annual fees for non-employee directors
✓ NEOs must hold and not sell equity until the minimum stock ownership requirement is satisfied.
✓ Double-trigger requirements for equity acceleration and other benefits in the event of a change in control
✓ No tax gross-ups in executive compensation program
✓ No duplication of performance metrics in short- and long-term incentives
✓ No repricing of stock options without express stockholder approval
✓ No employment contracts
✓ No guaranteed short-term incentives or equity awards, and short-term incentives are capped at 200% of target
✓ Anti-hedging and anti-pledging policies
✓ Independent compensation consultant that performs no other work for the company
✓ Committee has broad discretion to claw back incentive awards in the unlikely event of a restatement of earnings
✓ Proactive stockholder engagement process

II.    Executive Compensation Process

Commitment to Performance-Based Awards

              The vast majority of NEO pay is performance-based. Specific goals and targets are the foundation of our pay-for-performance process, and this section describes how they apply to each pay component. Though quantitative metrics such as financial and operational results are a central part of our performance assessment, some goals such as leadership and progress against strategic and long-term objectives are difficult to measure using numeric or formulaic criteria. As such, the compensation committee also conducts a qualitative assessment of individual performance to ensure the overall assessment of performance and pay decisions are aligned with the company's true performance over a period of time. A discussion of the decision-making criteria for each pay component follows.

24 | 2015 Proxy Statement

EXECUTIVE COMPENSATION

Committee Process for Setting Total Compensation

              Each February, the committee, with the assistance of its independent compensation consultant and AbbVie's management team, determines target pay levels for NEOs. The process starts with a consideration of peer compensation levels and the mix of compensation for comparable executives at peer companies (particularly health care peers), which are listed below in the section captioned "Peer Group Benchmarking." After this benchmark review, the committee establishes NEO compensation relative to the peer median (as derived primarily from the health care peer group approved by the committee) based on several factors, including company performance and stockholder value creation, as well as how a particular NEO's responsibilities and individual performance helped drive those results. Awards are further differentiated based on each NEO's contributions to long-term strategic performance.

              With respect to long-term incentive awards, the committee considers the extent to which the peer-group NEOs' pay mix consists of long-term incentives and adjusts based on two primary factors. First, the committee considers the company's short- and long-term returns to stockholders and relative performance against financial and/or operating measures that drive stockholder returns, as well as performance against measurable strategic objectives. Second, the committee considers each NEO's performance and relative contribution to the company's long-term success.

Peer Group Benchmarking

              To provide the appropriate context for executive pay decisions for 2014, the committee, in consultation with its independent compensation consultant, assessed the compensation practices and pay levels of two designated peer groups. In addition to competing for executive talent, the peer companies also operate complex business operations with significant global reach. The peer groups used for establishing compensation for 2014 were as follows:

Health Care Peer Group	High-Performing Peer Group

Amgen, Inc.	3M Company
Bristol-Myers Squibb Company	Bristol-Myers Squibb Company
Eli Lilly and Company	Caterpillar Inc.
GlaxoSmithKline plc	The Coca-Cola Company
Johnson & Johnson	Colgate-Palmolive Company
Merck & Company, Inc.	General Dynamics Corporation
Novartis AG	General Mills, Inc.
Pfizer Inc.	H.J. Heinz Company
Kellogg Company
Kimberly-Clark
McDonald's Corporation
Merck & Company, Inc.
PepsiCo Inc.
The Procter & Gamble Company

              Members of the Health Care Peer Group are AbbVie's primary competitors for executive talent and are companies the committee believes chiefly represent our competitive market.

              Generally, members of the High-Performing Peer Group have a five-year average return on equity (ROE) of at least 18% and are similar to AbbVie in size, performance and/or scope of global operations. The committee believes this ROE metric over a five-year period is a rigorous threshold that correlates well with long-term stockholder value creation.

              The committee periodically reviews the company's peer groups to ensure the companies continue to be appropriate peers for compensation benchmarking purposes. In 2014, the committee approved the addition of Gilead Sciences to the Health Care Peer Group. General Dynamics, H.J. Heinz, Merck, and The Procter & Gamble Company were removed from the High-Performing Peer Group. These updated peer groups will be used to determine compensation in 2015.

2015 Proxy Statement | 25

EXECUTIVE COMPENSATION

Role of the Compensation Consultant

              The compensation committee had an engagement with Aon Hewitt through March 2014 to serve as its independent compensation consultant to provide counsel and advice on executive and non-employee director compensation matters. Due to the retirement of Aon Hewitt's principal compensation consultant to the committee, the committee engaged Compensation Advisory Partners as its independent compensation consultant beginning in April 2014. The committee's independent consultant reports directly to the chair of the committee. The consultant meets regularly, and as needed, with the committee in executive sessions, has direct access to the chair during and between meetings, and performs no other services for AbbVie or its senior executives. The committee determines what variables it will instruct its consultant to consider, which include: peer groups against which performance and pay should be examined, metrics to be used to assess AbbVie's performance, competitive incentive practices in the marketplace, and compensation levels relative to market benchmarks.

Compensation Risk Oversight

              The company has established, and the compensation committee endorses, several controls to address and mitigate compensation-related risk, such as employing a diverse set of performance metrics, maintaining robust stock ownership guidelines for its executives and non-employee directors, and retaining broad discretion to recover incentive awards in the unlikely event that incentive plan award decisions are based on earnings that are subsequently restated. The committee identified no material risks in AbbVie's compensation programs in 2014.

III.    Compensation Plan Elements

              Three primary components make up AbbVie's executive pay program: (1) base salary, (2) short-term incentives and (3) long-term incentives. The structure of each component is tailored to serve a specific function and purpose.

CEO Pay Mix	All Other NEO Average Pay Mix

Base Salary

              The compensation committee sets appropriate levels of base salary to ensure that AbbVie can attract and retain a leadership team that will continue to meet our commitments to customers and patients and sustain long-term profitable growth for our stockholders. Generally, the committee considers the median of the Health Care Peer Group as an initial benchmark, but also references the High-Performance Peer Group for additional context. Specific pay rates are then established for each NEO relative to his or her market benchmark based on the NEO's performance, experience, unique skills, internal equity with others at AbbVie, and the company's operating budget. In this sense, base pay is performance-based as well as aligned with each individual's relative skills, experience, and contributions to AbbVie's overall performance.

Short-Term Incentives

Performance Incentive Plan

              Annual cash incentives are paid to NEOs through AbbVie's Performance Incentive Plan (PIP), which rewards executives for achieving key financial and non-financial goals that are measured at the company and individual levels.

26 | 2015 Proxy Statement

EXECUTIVE COMPENSATION

              Annual cash incentives are calculated as follows:

              While the compensation committee relies heavily on objective, quantitative metrics to determine short-term incentive awards, the performance review also includes a qualitative element to ensure the review is comprehensive and inclusive of all individual, strategic, and leadership goals whose assessment is not solely dictated by numeric or formulaic applications. Moreover, while each participant has predetermined goals, the committee also considers relative achievements and/or developments in the company, the marketplace, and the global economy that could not have been foreseen when individual goals were established.

Annual Metrics and Goal Assessment

              AbbVie's short-term incentive structure is intended to align NEOs' interests directly with AbbVie's annual operating strategies, financial goals, and leadership behaviors. In doing so, it provides a direct link between the NEOs' short-term incentives and the company's and the NEOs' annual performance results through measurable financial and operational performance and qualitative assessments of clearly defined strategic progress and leadership behaviors. The compensation committee approves pre-established goals at the beginning of each year. The qualitative assessment reflects NEOs' overall leadership, progress on strategic initiatives, advancement of the pipeline, and enhancement of AbbVie's biopharmaceutical culture.

              The financial and strategic/leadership goals and their respective weightings are summarized in the chart below. The specific goals and weightings for each NEO, other than the CEO, are established at the start of each performance year based on the NEO's role and anticipated contributions to the company's annual objectives. The CEO's goals are similarly established at the start of each performance year; however, to reflect the CEO's overall accountability for company financial performance and strategic outcomes, the committee considers all financial and non-financial goals holistically, without specific weightings, when evaluating CEO performance.

Financial Goals	% Weighting

EPS	20% to 40%
Sales	10% to 20%
Margin	0% to 40%

Total Tied to Financial Goals	40% to 70%

Strategic/Leadership Goals	% Weighting

R&D/Biosimilars	0% to 60%
Business Development	0% to 20%
Other (including strategic initiatives, etc.)	0% to 30%

Total Tied to Strategic/Leadership Goals	30% to 70%

              Assessments of performance against financial results consider the effect of specified adjustments and/or events, and the appropriateness of these adjustments is reviewed annually by the committee. In 2014, specified adjustments consisted of other revenue, intangible asset amortization, research and development, acquired in process research and

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EXECUTIVE COMPENSATION

development, collaboration and transaction costs, separation costs, and other items, as described in Exhibit 99.1 to AbbVie's Form 8-K filed on January 30, 2015.

              The PIP is intended to comply with the requirements of Internal Revenue Code Section 162(m) for performance-based compensation.

2014 PIP Awards

	Target Bonus	Actual Bonus Paid	Actual Bonus as % of Target

Richard A. Gonzalez	$3,100,000	$3,500,000	113%
Michael E. Severino	$929,500	$1,200,000	129%
Carlos Alban	$935,000	$1,300,000	139%
Laura J. Schumacher	$1,023,000	$1,490,000	146%
William J. Chase	$1,017,500	$1,490,000	146%

Long-Term Incentives

Performance-Vested Restricted Stock

              Performance-vested restricted stock is 75% of the total long-term incentive (LTI) value delivered to NEOs each year. AbbVie's performance-vested restricted stock awards (or restricted stock units where required outside the U.S.) are subject to the following terms, including a challenging performance metric that prevents awards from vesting if pre-established goals are not met:

•
Term.  Each award has a five-year term.

•
Return on Equity (ROE) Performance Metric.  During the term of the award, one-third of the award vests in each year that AbbVie's prior year ROE is at least 18%. Unlike performance-based awards that can increase or decrease relative to a target amount, these are performance-vested awards that cannot be released to the NEO unless the ROE performance goal is achieved during the term of the award. If the thresholds are met in three of the five years, 100% of the performance-vested shares vest. If the thresholds are missed in all five years, 100% of the performance-vested shares will be forfeited.

•
Setting the ROE Performance Target.  The compensation committee considers the company's operating plan, historic performance, peer-group performance (particularly the High-Performing Peer Group), the company's pipeline, and anticipated business and market conditions when setting the ROE target. The committee concluded that the High-Performing Peer Group five-year average return on equity of 18% is an appropriate target for AbbVie that will require successful execution of the company's long-term strategic objectives.

•
Dividends.  These awards receive dividends (or dividend-equivalent payments in the case of restricted stock units) during the vesting term.

Non-Qualified Stock Options

              Stock options are 25% of the total LTI value delivered to NEOs each year. AbbVie's stock options are subject to the following terms:

•
Term.  Each option has a ten-year term.

•
Price.  The option exercise price is set at or above fair market value on the date of grant. AbbVie has never granted discounted stock options.

•
Vesting.  1/3 of the award vests each year after the date of the grant.
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2014 LTI Grants

	Stock Options (#)	Performance-vested Restricted Stock Awards (#)

Richard A. Gonzalez	281,030	162,960
Michael E. Severino	74,309	141,625	*
Carlos Alban	81,500	47,260
Laura J. Schumacher	94,140	54,590
William J. Chase	92,740	53,770

*
This number includes the award issued to Dr. Severino to replace prior employer stock awards that were forfeited when he joined AbbVie.

LTI Grant Cycle

              AbbVie's policy with respect to its annual equity award for all eligible employees, including the NEOs, is to grant the award and set the grant price at the compensation committee's regularly scheduled February meeting each year. These meeting dates generally are the third Thursday of February and are scheduled two years in advance. The grant price is the average of the highest and lowest trading prices of a common share on the date of the grant (rounded up to the next even penny). The grant price for the 2014 annual grant was $51.42. The high, low and closing prices of an AbbVie common share on the grant date (February 20, 2014) were $52.11, $50.73, and $51.86, respectively. All LTI awards are subject to a minimum vesting period of 12 months.

Benefits

              Benefits are an important part of retention and capital preservation for all employees, helping to protect against the impact of unexpected catastrophic loss of health and/or earnings potential, as well as providing a means to save and accumulate for retirement or other post-employment needs.

              Each of the benefits described below supports the company's objective of providing a market competitive total rewards program. Individual benefits do not directly affect decisions regarding other benefits or pay components, except to the extent that all benefits and pay components must, in aggregate, be competitive, as previously discussed.

Retirement Benefits

              All eligible U.S. employees, including NEOs, participate in the AbbVie Pension Plan, the company's qualified defined benefit plan. NEOs and certain other employees also participate in the AbbVie Supplemental Pension Plan. These plans are described in greater detail in the section of this proxy statement captioned "Pension Benefits."

              The Supplemental Pension Plan is a non-qualified defined benefit plan that cannot be secured in a manner similar to a qualified plan, for which assets are held in trust, so NEOs receive an annual cash payment equal to the increase in the present value of their Supplemental Pension Plan benefit. NEOs have the option of depositing the annual payment into an individually established grantor trust, net of tax withholdings. Deposited amounts may be credited with the difference between the NEO's actual annual trust earnings and the rate used to calculate trust funding (currently 8 percent). Amounts deposited in the individual trusts are not tax-deferred and the NEOs personally pay the taxes on those amounts without gross-ups.

              The manner in which the grantor trust assets are to be distributed to an NEO upon retirement from the company generally follows the distribution method elected by the NEO under the AbbVie Pension Plan. If an NEO (or the NEO's spouse, depending on the pension distribution method elected by the NEO under the AbbVie Pension Plan) lives beyond the actuarial life expectancy age used to determine the Supplemental Pension Plan benefit, and therefore exhausts the trust balance, the Supplemental Pension Plan benefit will be paid to the NEO (or his or her spouse) by AbbVie.

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Savings Plans

              All U.S. employees, including NEOs, are eligible to defer a portion of their annual base salary to the AbbVie Savings Plan, the company's qualified defined contribution plan, up to the IRS contribution limits. NEOs also are eligible to defer up to 18 percent of their base salary, less contributions to the AbbVie Savings Plan, to the AbbVie Supplemental Savings Plan, which is a non-qualified defined contribution plan. Up to 100 percent of annual bonus awards earned by the NEOs also are eligible for deferral to the Supplemental Savings Plan. NEOs may defer these amounts to unfunded book accounts or choose to have the amounts paid in cash on a current basis and deposited into individually established grantor trusts, net of tax withholdings. These amounts are credited annually with earnings. Amounts deposited in the individual trusts are not tax-deferred and the NEOs personally pay the taxes on those amounts without gross-ups.

              NEOs elect the manner in which the assets held in their grantor trusts will be distributed to them upon retirement or other separation from the company. These arrangements are described in greater detail in this proxy statement beginning with the section captioned "Summary Compensation Table."

Financial Planning

              NEOs are eligible for a $10,000 annualized benefit associated with estate planning advice, tax preparation and general financial planning fees. If an NEO chooses to utilize this benefit, fees for such services are paid by the company and are treated as imputed income to the NEO, who then is responsible for payment of all taxes due on the fees paid by the company without gross-ups.

Company-Provided Transportation

              NEOs are eligible for transportation perquisites that are designed to improve the effectiveness and efficiency of their work, including the use of a company-leased vehicle and access to company-provided air travel, as appropriate. In very limited circumstances, these benefits may be used for personal travel, which would then be considered part of the NEO's total compensation and treated as taxable income to them under applicable tax laws. The NEOs pay the taxes on such income without gross-ups.

Disability Benefits

              In addition to AbbVie's standard disability benefits, NEOs are eligible for a monthly long-term disability benefit, which is described in greater detail in the section of this proxy statement captioned "Potential Payments upon Termination or Change in Control."

Employment Agreements

              AbbVie does not have employment agreements with any of its NEOs.

Change in Control Agreements

              AbbVie has entered into change in control agreements with its NEOs to aid in retention and recruitment, encourage continued attention and dedication to assigned duties during periods involving a possible change in control of the company, and to protect the earned benefits of the NEOs against potential adverse changes resulting from a change in control.

              The change in control agreements contain a double-trigger feature, meaning that if the NEO's employment is terminated other than for cause or permanent disability, or if the NEO elects to terminate employment for good reason, within two years following a change in control, he or she is entitled to receive certain pay and benefits as described in the section of this proxy statement captioned "Potential Payments upon Termination or Change in Control."

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IV.    Other Matters

Stock Ownership Guidelines

              AbbVie's stock ownership guidelines are designed to further promote sustained stockholder return and to ensure the company's senior executives remain focused on both short- and long-term objectives. Each senior executive has five years from the date of election or appointment to his or her position to achieve the ownership level associated with his or her position. NEOs are not allowed to sell stock, except for tax withholding at vesting or exercise, if they do not satisfy the minimum stock ownership requirement. The minimum stock ownership guidelines for the CEO and other NEOs are as follows:

Executive	Stock Ownership Requirement	Requirement Met?

Richard A. Gonzalez	6x Base Salary	Yes
Michael E. Severino	3x Base Salary	Yes
Carlos Alban	3x Base Salary	Yes
Laura J. Schumacher	3x Base Salary	Yes
William J. Chase	3x Base Salary	Yes

              In addition, AbbVie's non-employee directors are required to own AbbVie stock valued at four times (4x) the annual fee for service as a director under the AbbVie Non-Employee Directors' Fee Plan within five years of joining the Board or as soon as practicable thereafter.

Clawback Policy

              While the committee does not anticipate there would ever be circumstances where a restatement of earnings upon which any incentive plan award decisions were based would occur, the committee, in evaluating such circumstances, has broad discretion to take all actions necessary to protect the interests of stockholders up to and including actions to recover such incentive awards.

Anti-Hedging and Anti-Pledging Policies

              In 2013, AbbVie reiterated its position with respect to hedging and pledging transactions. The company instituted a formal policy prohibiting directors and officers subject to Section 16 of the Exchange Act, including all of the NEOs, from entering into or engaging in the purchase or sale of financial instruments that are designed to hedge or offset any decrease in the market value of AbbVie equity securities they hold. AbbVie also instituted a formal policy prohibiting directors and officers subject to Section 16 of the Exchange Act, including all of the NEOs, from pledging AbbVie common stock as collateral for a loan.

              In addition, the AbbVie Incentive Stock Program provides that no long-term incentive award may be assigned, alienated, sold or transferred other than by will or by the laws of descent and distribution or as permitted by the compensation committee for estate planning purposes, and no award and no right under any award may be pledged, alienated, attached or otherwise encumbered. All members of senior management, including the company's NEOs and certain other employees, are required to clear any transaction involving company stock with the General Counsel prior to entering into such transaction.

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Compensation Committee Report

              The compensation committee of the board of directors is primarily responsible for reviewing, approving and overseeing AbbVie's compensation plans and practices, and works with management and the committee's independent compensation consultant to establish AbbVie's executive compensation philosophy and programs. The committee reviewed and discussed the Compensation Discussion and Analysis with management and recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

              E. Liddy, Chairman, R. Austin, G. Tilton, and F. Waddell

Compensation Risk Assessment

              During 2014, in collaboration with the compensation committee's independent compensation consultant, AbbVie conducted an in-depth risk assessment of its compensation policies and practices, including those related to executive compensation programs for NEOs. The risk assessment included a quantitative and qualitative analysis of AbbVie's executive compensation programs and broader employee incentive compensation plans. AbbVie also considered how these programs compare, from a design perspective, to programs maintained by other companies. Based on this assessment, it was determined that AbbVie's executive compensation programs are balanced and appropriately incent employees, and any risks arising from the compensation policies and practices are not reasonably likely to have a material adverse effect on AbbVie. The following factors were among those considered in making this determination:

  •
  AbbVie's compensation structure contributes to a corporate culture that encourages our NEOs to regard AbbVie as a long-term employer. For example, equity awards vest over multi-year periods, which encourages NEOs to consider the long-term impact of their decisions and align their interests with those of AbbVie's stockholders.

  •
  AbbVie's annual incentive program is based on multiple performance measures, balancing earnings achievement with other factors. Since earnings are a key component of stock price performance, this aspect of AbbVie's compensation plan also promotes alignment with stockholder interests.

  •
  AbbVie does not include certain pay design features that may have the potential to encourage excessive risk-taking, such as: over-weighting toward annual incentives, highly leveraged payout curves, unreasonable thresholds or dramatic changes in payout opportunity at certain performance levels that may encourage inappropriate short-term business decisions to meet payout thresholds. In addition, effective for 2015, the committee has placed a limit of 200% of target on any awards made under the NEO short-term incentive plan.

  •
  AbbVie's long-term incentive program focuses NEOs on longer-term operating performance and stockholder returns. In 2014, AbbVie's NEOs received roughly two-thirds of their total direct compensation in the form of long-term incentives (25% of which are stock options that vest over a multi-year period, and 75% of which are performance-vested awards that vest over a period of up to five years with not more than one-third of the award vesting in any one year).

  •
  AbbVie makes equity awards and sets grant prices at the same time each year, at the compensation committee's regularly scheduled meeting in February. In addition, AbbVie does not award discounted stock options or immediately vesting equity awards.

  •
  AbbVie has robust stock ownership guidelines for its senior executives, which promotes alignment with stockholder interests, and other good governance equity practices such as anti-hedging and anti-pledging policies.
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  •
  AbbVie's compensation committee has the ability to exercise downward discretion in determining annual incentive plan payouts. In 2014, the compensation committee exercised its discretion to deliver annual incentive plan awards below the maximum amounts allowable according to the plan formula.

  •
  AbbVie's compensation committee has broad discretion to claw back incentive compensation that was awarded based on financials that were later restated.

  •
  AbbVie requires mandatory training on its code of conduct and policies and procedures to educate its employees on appropriate behaviors and the consequences of taking inappropriate actions.

              The risk assessment results were presented to the compensation committee by its independent compensation consultant.

Summary Compensation Table

              This section contains compensation information for AbbVie's NEOs for the fiscal year ended December 31, 2014. Four of AbbVie's NEOs were employed by Abbott Laboratories (Abbott) prior to AbbVie's separation from Abbott on January 1, 2013 (the "Separation"), so the information provided for periods prior to January 1, 2013 reflects compensation earned at Abbott and the design and objectives of Abbott executive compensation programs. All references in the following tables to stock options, restricted stock and restricted stock units granted prior to January 1, 2013 relate to awards granted by Abbott in respect of Abbott common shares. Pursuant to the Employee Matters Agreement dated December 31, 2012 by and between AbbVie and Abbott, these equity awards, other than performance-vested restricted shares granted to NEOs on December 1, 2012, were converted into awards in respect of AbbVie common stock and awards in respect of Abbott common shares reflecting the respective post-Separation values of AbbVie and Abbott. The performance-vested restricted shares granted to NEOs on December 1, 2012 were converted entirely into performance-vested awards of restricted AbbVie common stock.

              The following table summarizes compensation awarded to, earned by, or paid to AbbVie's NEOs in connection with their service to AbbVie during 2014 and 2013 and, as applicable, to Abbott during 2012. Dr. Severino joined AbbVie in 2014. The section of this proxy statement captioned "Executive Compensation Process" describes in greater detail the information reported in this table.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(5)		All Other Compensation ($)(6)	Total ($)

Richard A. Gonzalez	2014	$1,595,961	$0		$8,379,403	$2,762,525	$3,500,000	$5,044,809	(7)	$723,573	$22,006,271
Chairman of the Board and	2013	1,500,000	0		9,246,994	3,616,574	3,300,000	41,612		471,614	18,176,794
Chief Executive Officer	2012	863,942	0		3,341,844	729,640	2,500,000	64,503		449,288	7,949,217
Michael E. Severino	2014	503,750	1,000,000	(8)	7,710,065	734,916	1,200,000	188,911	(7)	205,104	11,542,746
Executive Vice President, Research & Development and Chief Scientific Officer
Carlos Alban	2014	844,461	0		2,430,109	801,145	1,300,000	2,297,655	(7)	1,589,491	9,262,861
Executive Vice President,	2013	710,000	0		2,034,396	795,752	1,030,000	416,924		148,097	5,135,169
Commercial Operations	2012	615,769	300,000	(9)	2,702,141	331,473	675,000	1,801,009		104,278	6,529,670
Laura J. Schumacher	2014	957,577	0		2,807,018	925,396	1,490,000	2,465,919	(7)	402,095	9,048,005
Executive Vice President,	2013	900,000	0		2,555,732	1,035,626	1,290,000	944,548		270,392	6,996,298
Business Development, External Affairs and General Counsel	2012	831,682	1,100,000	(9)	4,486,690	576,809	1,270,000	1,771,306		156,261	10,192,748
William J. Chase	2014	923,711	0		2,764,853	911,634	1,490,000	1,710,772	(7)	121,925	7,922,895
Executive Vice President,	2013	790,000	0		2,034,396	795,752	1,100,000	315,787		76,788	5,112,723
Chief Financial Officer	2012	398,942	500,000	(9)	2,113,216	162,079	500,000	498,991		45,689	4,218,917

(1)
In accordance with Securities and Exchange Commission (SEC) rules, the amounts in this column represent the aggregate grant date fair value of the awards in accordance with Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718. AbbVie determines the grant date fair value of stock awards by multiplying
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EXECUTIVE COMPENSATION

  the number of shares granted by the average of the high and low market prices of one share of AbbVie common stock on the award grant date.

(2)
In accordance with SEC rules, the amounts in this column represent the aggregate grant date fair value of the awards in accordance with Financial Accounting Standards Board ASC Topic 718.

(3)
These amounts were determined as of the option grant date using a Black-Scholes stock option valuation model. These amounts are being reported solely for the purpose of comparative disclosure in accordance with the SEC rules. There is no certainty that the amount determined using a Black-Scholes stock option valuation model would be the value at which employee stock options would be traded for cash. The weighted-average assumptions used to estimate the grant date fair value of options, along with the weighted-average grant date fair value, are shown below:

Assumption	All Other NEOs	Severino

Risk-free interest rate	1.91%	1.94%
Average life of options (years)	6.0	6.0
Volatility	27.01%	25.44%
Dividend yield	3.19%	3.10%
Fair value per stock option	$9.83	$9.89

The assumptions for Dr. Severino's stock options differ from those for the other NEOs because they were granted on different dates.

(4)
The compensation reported in this column for 2014 was earned as a performance-based incentive bonus pursuant to the AbbVie Performance Incentive Plan. Additional information regarding the plan can be found in the section of this proxy statement captioned "Executive Compensation Process."

(5)
Except as provided below, the plan amounts shown below are reported in this column.

The amounts shown beside each NEO's name are for 2014, 2013, and 2012, respectively, as applicable. The amounts shown for Dr. Severino are for 2014. Negative amounts under the AbbVie Pension Plan and the AbbVie Supplemental Pension Plan are excluded from this column in accordance with SEC rules.

AbbVie Pension Plan

R. Gonzalez: $142,324 / $3,002 / $(426,732); M. Severino: $18,610; C. Alban: $189,552 / $(42,843) / $204,199; L. Schumacher: $166,274 / $33,119 / $129,541; and W. Chase: $148,641 / $(43,043) / $96,217.

AbbVie Supplemental Pension Plan

R. Gonzalez: $4,794,683 / $(717,929) / $(4,420,361); M. Severino: $170,007; C. Alban: $1,992,235 / $401,517 / $1,521,110; L. Schumacher: $2,072,222 / $783,337 / $1,464,372; and W. Chase: $1,500,464 / $336,946 / $378,802.

The changes in pension value result primarily from the following factors: (i) the effect of changes in the actuarial assumptions AbbVie uses to calculate plan liability for financial reporting purposes; (ii) additional pension benefit accrual under the Pension Plan and the Supplemental Pension Plan; and (iii) the impact of the time value of money on the pension value.

Non-Qualified Defined Contribution Plan Earnings

The totals in this column include reportable interest credited under the AbbVie Performance Incentive Plan and the AbbVie Supplemental Savings Plan.

R. Gonzalez: $107,802 / $41,612 / $64,503; M. Severino: $294; C. Alban: $115,868 / $58,250 / $75,700; L. Schumacher: $227,423 / $128,092 / $177,393; and W. Chase: $61,667 / $21,884 / $23,972.

(6)
The amounts shown below are reported in this column. The amounts shown beside each NEO's name are for 2014, 2013, and 2012, respectively, as applicable.
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Earnings and Pre-2013 Tax Payments for Non-Qualified Defined Benefit and Non-Qualified Defined Contribution Plans (net of the reportable interest included in footnote (5)).

R. Gonzalez: $94,209 / $73,532 / $154,681; M. Severino: $0; C. Alban: $137,370 / $79,626 / $42,667; L. Schumacher: $302,097 / $188,374 / $97,801; and W. Chase: $50,968 / $22,474 / $13,526.

Each of the NEOs' awards under the AbbVie Performance Incentive Plan is paid in cash to the NEO on a current basis and may be deposited into a grantor trust established by the NEO, net of maximum tax withholdings. Each of the NEOs has also established grantor trusts in connection with the AbbVie Supplemental Pension Plan and the AbbVie Supplemental Savings Plan. These amounts include the earnings (net of the reportable interest included in footnote (5)) and (for years before 2013) fees and tax payments paid in connection with these grantor trusts.

Employer Contributions to Defined Contribution Plans

R. Gonzalez: $79,798 / $75,000 / $0; M. Severino: $25,188; C. Alban: $42,223 / $35,500 / $30,788; L. Schumacher: $47,879 / $45,000 / $41,584; and W. Chase: $46,186 / $39,500 / $19,947.

These amounts include AbbVie contributions to the AbbVie Savings Plan and the AbbVie Supplemental Savings Plan. The Supplemental Savings Plan permits the NEOs to contribute amounts in excess of the annual limit set by the Internal Revenue Code for employee contributions to 401(k) plans up to the excess of (i) 18 percent of their base salary over (ii) the amount contributed to AbbVie's tax-qualified 401(k) plan. AbbVie matches participant contributions at the rate of 250 percent of the first 2 percent of compensation contributed to the plan. The NEOs have these amounts paid to them in cash on a current basis and deposited into a grantor trust established by the NEO, net of maximum tax withholdings.

Other 2014 Compensation

The totals shown in the table include the cost of providing a corporate automobile less the amount reimbursed by the NEO: R. Gonzalez: $13,680; M. Severino: $7,152; C. Alban: $17,622; L. Schumacher: $15,205; and W. Chase: $17,216.

The totals shown in the table include the following costs associated with financial planning services: R. Gonzalez: $10,000; M. Severino: $0; C. Alban: $9,488; L. Schumacher: $7,500; and W. Chase: $7,555.

The totals shown in the table include the following costs for non-business-related air travel: R. Gonzalez: $525,886; and L. Schumacher: $29,414. AbbVie determines the incremental cost for flights based on the direct cost to AbbVie, including fuel costs, parking, handling and landing fees, catering, travel fees, and other miscellaneous direct costs. AbbVie also imputes income to the NEO for these costs and the NEO pays taxes on that income in accordance with tax regulations.

For Dr. Severino, the total includes $172,764 for relocation costs.

For Mr. Alban, the total includes income tax equalization of $1,382,788 related to stock options he received as long-term incentive awards in 2007, 2008 and 2009 during his expatriate assignment in France. French law taxes income on equity awards granted while an employee is working on assignment in France, regardless of the employee's home country or location when the awards vest or are exercised, and regardless of whether the employee pays taxes on such awards in another country. AbbVie provides tax equalization expatriate benefits to all AbbVie employees who take an international assignment to mitigate differences in tax laws between the employees' home and assignment countries. During 2013, Mr. Alban exercised the options he received during his expatriate assignment in France and the resulting French taxes were due in 2014, which triggered the income tax equalization benefit. Mr. Alban personally paid the U.S. taxes associated with the exercise of the stock options.

The NEOs also are eligible to participate in an executive disability benefit described in the section of this proxy statement captioned "Potential Payments upon Termination—Generally."

(7)
This number includes the change in pension value during 2014, which is attributable to changes in actuarial assumptions (primarily discount rate and mortality tables) and other factors based on plan design (primarily pay, service and age).

The present value of a pension benefit is determined, in part, by the discount rate used for accounting purposes. As required by the Financial Accounting Standards Board, the discount rate is determined by reference to the
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  prevailing market rate of interest. In 2014, interest rates declined and the discount rate used for the Pension Plan and the Supplemental Pension Plan was reduced to reflect that decline. A reduction in the discount rate increases the present value of participants' pensions while actual payments to be made to participants are not changed. The discount rate used for 2014 was 4.45%, and the discount rate used for 2013 was 5.36%. The mortality assumptions that apply for actuarial purposes also affect pension values. During 2014, the Society of Actuaries released new mortality tables reflecting longer life expectancies, which are now in use for Pension Plan and Supplemental Pension Plan accounting. This increase in assumed life expectancy results in an increase in the present value of participants' pensions.

  In addition to the effect of the changes in actuarial assumptions, other factors built into the plans contributed to the pension calculations. The change in pension value numbers reflect the application of the benefit formulas under the Pension Plan and the Supplemental Pension Plan, which are described in the section of this proxy statement captioned "Pension Benefits." As participants' pay increases and service credit accumulates year over year, the formulas yield greater pension values. Furthermore, as a participant ages (before he or she is eligible for unreduced pension benefits), the present value of his or her pension benefits increases, even without changes to actuarial assumptions.

  The effects of the actuarial changes and other factors are summarized in the following table.

	2014 Change in Pension Value

Name	Attributable to Changes in Actuarial Assumptions ($)	Attributable to Other Factors ($)

R. Gonzalez	$1,193,401	$3,743,606
M. Severino	43,227	145,390
C. Alban	1,056,243	1,125,544
L. Schumacher	1,381,330	857,166
W. Chase	786,806	862,299
(8)
As part of Dr. Severino's hiring package, this amount was paid to replace a prior employer incentive award.

(9)
Bonus paid in recognition of performance related to the separation from Abbott.
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2014 Grants of Plan-Based Awards

              The following table summarizes the AbbVie equity awards granted under the AbbVie 2013 Incentive Stock Program to the NEOs during 2014.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
				Estimated Future Payouts Under Equity Incentive Plan Awards Target (#)(2)(3)	All Other Option Awards: Numbers of Securities Underlying Options (#)
							Exercise or Base Price of Option Awards ($/Sh.)
								Closing Market Price on Grant Date	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Target ($)	Maximum ($)

R. Gonzalez	02/20/14			162,960					$8,379,403	(4)
	02/20/14				281,030	(5)	$51.42	$51.86	2,762,525	(6)
M. Severino	06/02/14			141,625					7,710,065	(4)
	06/02/14				74,309	(5)	54.44	54.15	734,916	(6)
C. Alban	02/20/14			47,260					2,430,109	(4)
	02/20/14				81,500	(5)	51.42	51.86	801,145	(6)
L. Schumacher	02/20/14			54,590					2,807,018	(4)
	02/20/14				94,140	(5)	51.42	51.86	925,396	(6)
W. Chase	02/20/14			53,770					2,764,853	(4)
	02/20/14				92,740	(5)	51.42	51.86	911,634	(6)

(1)
During 2014, each of the NEOs participated in the AbbVie Performance Incentive Plan. The annual cash incentive award earned by the NEO in 2014 under the plan is shown in the Summary Compensation Table in the column captioned "Non-Equity Incentive Plan Compensation." No future pay-outs will be made with respect to the 2014 awards under the plan. The plan is described in greater detail in the section of this proxy statement captioned "Compensation Discussion and Analysis—Compensation Plan Elements—Short-Term Incentives."

(2)
These are performance-vested restricted stock awards that have a five-year term and vest upon AbbVie achieving a minimum return on equity target, with no more than one-third of the award vesting in any one year. In 2014, AbbVie reached its minimum return on equity target and one-third of each of the awards granted on February 20, 2014 vested on February 27, 2015. The return on equity targets are described in the section of this proxy statement captioned "Compensation Discussion and Analysis—Compensation Plan Elements—Long-Term Incentives."

(3)
Shares of outstanding restricted stock receive dividends at the same rate as all other stockholders. In the event of a grantee's death or disability, these awards are deemed fully earned. Upon a change in control, the treatment of these awards is determined as described in the section of this proxy statement captioned "Potential Payments upon Termination or Change in Control—Equity Awards."

(4)
The grant date fair value of stock awards is determined by multiplying the number of shares granted by the average of the high and low market prices of one share of AbbVie common stock on the award grant date.

(5)
One-third of the shares of common stock covered by these options are exercisable after one year, two-thirds after two years, and all after three years. The options vest in the event of the grantee's death or disability. Upon a change in control, the treatment of these awards is determined as described in the section of this proxy statement captioned "Potential Payments upon Termination or Change in Control—Equity Awards." Under the AbbVie 2013 Incentive Stock Program, these options have an exercise price equal to the average of the high and low market prices (rounded up to the next even penny) of one share of AbbVie common stock on the date of grant. These options do not contain a replacement option feature.

(6)
The grant date fair value of option awards is determined as of the option grant date using a Black-Scholes stock option valuation model. The assumptions used to determine the grant date fair value are described in footnote (3) to the Summary Compensation Table.
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EXECUTIVE COMPENSATION

2014 Outstanding Equity Awards at Fiscal Year End

              The following table summarizes the outstanding AbbVie equity awards held by the NEOs at year end.

	Option Awards(1)(2)					Stock Awards(1)

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Other Rights That Have Not Vested ($)

R. Gonzalez	36,733			24.2082	02/17/2021				19,800	(3)	$1,295,712
	71,533	35,767	(3)	29.2265	02/16/2022				171,813	(3)	11,243,443
	175,477	350,953	(3)	35.8800	02/13/2023				162,960	(3)	10,664,102
		281,030	(3)	51.4200	02/19/2024
M. Severino		74,309	(3)	54.4400	06/01/2024				141,625	(3)	9,267,940
C. Alban	45,800			24.2082	02/17/2021				8,900	(3)	582,416
	32,067	16,033	(3)	29.2265	02/16/2022	35,521	(3)	$2,324,494
	38,610	77,220	(3)	35.8800	02/13/2023				37,800	(3)	2,473,632
		81,500	(3)	51.4200	02/19/2024				47,260	(3)	3,092,694
L. Schumacher	66,300			28.8628	02/14/2018				14,733	(3)	964,128
	38,940			28.1251	02/19/2019	59,202	(3)	3,874,179
	42,533			28.3122	02/18/2020				47,486	(3)	3,107,484
	38,333			24.2082	02/17/2021				54,590	(3)	3,572,370
	53,200	26,600	(3)	29.2265	02/16/2022
	48,504	97,006	(3)	35.8800	02/13/2023
		94,140	(3)	51.4200	02/19/2024
W. Chase	6,600			27.2940	02/15/2017				3,633	(3)	237,744
	25,500			28.8628	02/14/2018	44,401	(3)	2,905,601
	12,800			28.1251	02/19/2019				37,800	(3)	2,473,632
	13,400			28.3122	02/18/2020				53,770	(3)	3,518,709
	19,000			24.2082	02/17/2021
	13,067	6,533	(3)	29.2265	02/16/2022
	38,610	77,220	(3)	35.8800	02/13/2023
		92,740	(3)	51.4200	02/19/2024

(1)
When AbbVie separated from Abbott on January 1, 2013, outstanding Abbott equity awards generally converted into adjusted awards based on Abbott common shares and AbbVie common stock (except to the extent prohibited by local law or with respect to certain awards described below).

Holders of Abbott restricted shares generally retained those awards and received restricted stock of AbbVie in an amount that reflected the distribution to Abbott shareholders, except for Abbott restricted stock awards granted on December 1, 2012 that converted in full into AbbVie restricted stock awards as of the Separation, as described in note (e) to footnote (3) below. Such awards are subject to substantially the same terms, vesting conditions and other restrictions that applied to the original Abbott awards immediately before the distribution.

Each Abbott stock option was converted into an adjusted Abbott stock option and an AbbVie stock option, with adjustments to the stock option exercise prices that were intended to preserve the value of the original Abbott award as measured immediately before and immediately after the distribution. Each such adjusted Abbott stock option and AbbVie stock option is subject to substantially the same terms, vesting conditions, post-termination exercise rules and other restrictions that applied to the original Abbott stock option immediately before the distribution.
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EXECUTIVE COMPENSATION

As a result of the Separation, the NEOs held the following Abbott equity awards as of December 31, 2014:

•
R. Gonzalez: Options to purchase 89,900 Abbott common shares with exercise prices ranging from $22.39 to $27.03 per share, which vested on February 17, 2015; performance-vested restricted stock awards covering 19,800 Abbott common shares with a market value of $891,396 as of December 31, 2014, which vested on February 27, 2015.

•
C. Alban: Options to purchase 48,100 Abbott common shares with an exercise price of $27.03 per share, which vested on February 17, 2015; performance-vested restricted stock awards covering 8,900 Abbott common shares with a market value of $400,678 as of December 31, 2014, which vested on February 27, 2015.

•
L. Schumacher: Options to purchase 265,906 Abbott common shares with exercise prices ranging from $22.39 to $27.03 per share, which vested on February 17, 2015; performance-vested restricted stock awards covering 14,733 Abbott common shares with a market value of $663,280 as of December 31, 2014, which vested on February 27, 2015.

•
W. Chase: Options to purchase 6,533 Abbott common shares with an exercise price of $27.03 per share, which vested on February 17, 2015; performance-vested restricted stock awards covering 3,633 Abbott common shares with a market value of $163,558 as of December 31, 2014, which vested on February 27, 2015.

(2)
Except as noted, the stock options are fully vested.

(3)
The vesting dates of AbbVie unexercisable stock options and unvested restricted stock awards outstanding at December 31, 2014 are as follows:

	Option Awards				Stock Awards

Name	Number of Unexercised Shares Remaining from Original Grant	Number of Option Shares Vesting— Date Vested 2015	Number of Option Shares Vesting— Date Vested 2016	Number of Option Shares Vesting— Date Vested 2017	Number of Shares of Restricted Stock	Number of Shares of Restricted Stock Vesting— Date Vested 2015		Number of Shares of Restricted Stock Vesting— Date Vested 2016	Number of Shares of Restricted Stock Vesting— Date Vested 2017

R. Gonzalez	35,767	35,767—2/17			19,800		(a)
	350,953	175,476—2/14	175,477—2/14		171,813		(b)
	281,030	93,677—2/20	93,676—2/20	93,677—2/20	162,960		(c)
M. Severino	74,309	24,770—6/02	24,769—6/02	24,770—6/02	141,625		(d)
C. Alban	16,033	16,033—2/17			8,900		(a)
	77,220	38,610—2/14	38,610—2/14		37,800		(b)
	81,500	27,167—2/20	27,166—2/20	27,167—2/20	47,260		(c)
					35,521		(e)
L. Schumacher	26,600	26,600—2/17			14,733		(a)
	97,006	48,503—2/14	48,503—2/14		47,486		(b)
	94,140	31,380—2/20	31,380—2/20	31,380—2/20	54,590		(c)
					59,202		(e)
W. Chase	6,533	6,533—2/17			3,633		(a)
	77,220	38,610—2/14	38,610—2/14		37,800		(b)
	92,740	30,914—2/20	30,913—2/20	30,913—2/20	53,770		(c)
					44,401		(e)

  (a)
  These are the shares of performance-vested restricted stock that remained outstanding and unvested on December 31, 2014, from an award made on February 17, 2012. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon AbbVie achieving a minimum return on equity target, measured at the end of the relevant year. In 2014, AbbVie reached its minimum return on equity target and these shares vested on February 27, 2015.

  (b)
  These are the shares of performance-vested restricted stock that remained outstanding and unvested on December 31, 2014, from an award made on February 14, 2013. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon AbbVie achieving a minimum return on equity target, measured at the end of the relevant year. In 2014, AbbVie reached its minimum return on equity target and one-half of the unvested shares vested on February 27, 2015.
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EXECUTIVE COMPENSATION
  (c)
  These are the shares of performance-vested restricted stock that remained outstanding and unvested on December 31, 2014, from an award made on February 20, 2014. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon AbbVie achieving a minimum return on equity target, measured at the end of the relevant year. In 2014, AbbVie reached its minimum return on equity target and one-third of the unvested shares vested on February 27, 2015.

  (d)
  These are the shares of performance-vested restricted stock that remained outstanding and unvested on December 31, 2014, from an award made on June 2, 2014. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon AbbVie achieving a minimum return on equity target.

  (e)
  These are the shares of performance-vested restricted stock that remained outstanding and unvested on December 31, 2014, from an award made on December 1, 2012. These shares will vest after January 1, 2016 subject to continued employment with AbbVie through the vesting date and AbbVie achieving a minimum return on equity target for the period 2013 through 2015.

2014 Option Exercises and Stock Vested

              The following table summarizes for each NEO the number of shares acquired on the exercise of AbbVie stock options and the number of shares acquired on the vesting of AbbVie stock awards in 2014:

	Option Awards		Stock Awards

Name	Number of Shares Acquired On Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)

R. Gonzalez	0	$0	118,774	$6,046,784
M. Severino	0	0	0	0
C. Alban	0	0	38,633	1,966,806
L. Schumacher	8,928	67,139	52,110	2,652,920
W. Chase	8,495	373,159	27,033	1,376,250

Pension Benefits

              During 2014, the NEOs participated in two AbbVie-sponsored defined benefit pension plans: the AbbVie Pension Plan, a tax-qualified pension plan; and the AbbVie Supplemental Pension Plan, a non-qualified supplemental pension plan. The Supplemental Pension Plan also includes a benefit feature AbbVie uses to attract senior executives who are mid-career hires, which provides an additional benefit to such participants that is less valuable to participants who have spent most of their career at the company. Except as provided in AbbVie's change in control agreements, AbbVie does not have a policy granting extra years of credited service under the plans. The change in control agreements are described in the section of this proxy statement captioned "Potential Payments upon Termination or Change in Control."

              The compensation considered in determining the pensions payable to the NEOs is the compensation shown in the "Salary" and "Non-Equity Incentive Plan Compensation" columns of the Summary Compensation Table.

Pension Plan

              The Pension Plan covers most AbbVie employees in the United States, age 21 or older, and provides participants with a life annuity benefit at normal retirement equal to A plus the greater of B or C below.

    A.
    1.10% of 5-year final average earnings multiplied by years of benefit service after 2003.
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EXECUTIVE COMPENSATION
    B.
    1.65% of 5-year final average earnings multiplied by years of benefit service prior to 2004 (up to 20); plus 1.50% of 5-year final average earnings multiplied by years of benefit service prior to 2004 in excess of 20 (but no more than 15 additional years); less 0.50% of the lesser of 3-year final average earnings (but not more than the social security wage base in any year) or the social security covered compensation level multiplied by years of benefit service.

    C.
    1.10% of 5-year final average earnings multiplied by years of benefit service prior to 2004.

              The benefit for service prior to 2004 (B or C above) is reduced for the cost of preretirement surviving spouse benefit protection. The reduction is calculated using formulas based on age and employment status during the period in which coverage was in effect.

              Final average earnings are the average of the employee's 60 highest-paid consecutive calendar months of compensation (salary and non-equity incentive plan compensation). The Pension Plan covers earnings up to the limit imposed by Internal Revenue Code Section 401(a)(17) and provides for a maximum of 35 years of benefit service.

              Participants become fully vested in their pension benefit upon the completion of five years of service. The benefit is payable on an unreduced basis at age 65. Employees hired after 2003 who terminate employment prior to age 55 with at least 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 55. Employees hired before 2004 who terminate employment prior to age 50 with at least 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 50. Employees hired before 2004 who terminate employment prior to age 50 with fewer than 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 55.

              The Pension Plan offers several optional forms of payment, including certain and life annuities, joint and survivor annuities, and level income annuities. The benefit paid under any of these options is actuarially equivalent to the life annuity benefit produced by the formula described above.

              Employees who retire from AbbVie prior to their normal retirement age may receive subsidized early retirement benefits. Employees hired after 2003 are eligible for early retirement at age 55 with 10 years of service. Employees hired before 2004 are eligible for early retirement at age 50 with 10 years of service or age 55 if the employee's age plus years of benefit service total 70 or more. Mr. Gonzalez, Mr. Alban and Ms. Schumacher are eligible for early retirement benefits under the plan.

              The subsidized early retirement reductions applied to the benefit payable for service after 2003 (A above) depend upon the participant's age at retirement. If the participant retires after reaching age 55, the benefit is reduced 5 percent per year for each year that payments are made before age 62. If the participant retires after reaching age 50 but prior to reaching age 55, the benefit is actuarially reduced from age 65.

              The early retirement reductions applied to the benefit payable for service prior to 2004 (B and C above) depend upon age and service at retirement:

  •
  In general, the 5-year final average earnings portions of the benefit are reduced 3 percent per year for each year that payments are made before age 62 and the 3-year final average earnings portion of the benefit is reduced 5 percent per year for each year that payments are made before age 62.

  •
  Employees who participated in the plan before age 36 may elect "Special Retirement" on the last day of any month after reaching age 55 with age plus Seniority Service points of at least 94 or "Early Special Retirement" on the last day of any month after reaching age 55, provided their age plus Seniority Service points would reach at least 94 before age 65. Seniority Service includes periods of employment prior to attaining the minimum age required to participate in the plan. If Special Retirement or Early Special Retirement applies, Seniority Service is used in place of benefit service in the formulas. The 5-year final average earnings portions of the benefit in B above are reduced 1 2/3 percent for each year between ages 59 and 62 plus 2 1/2 percent for each year between ages 55 and 59. The 3-year final average earnings portion of
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EXECUTIVE COMPENSATION

      the benefit is reduced 5 percent per year for each year that payments are made before age 62. Benefit C is payable on an unreduced basis at Special Retirement and is reduced 3 percent per year for each year that payments are made before age 62, if Early Special Retirement applies.

Supplemental Pension Plan

              With the following exceptions, the provisions of the Supplemental Pension Plan are substantially the same as those of the Pension Plan:

  •
  Participants' 5-year final average earnings are calculated using the average of the 5 highest years of base earnings and the 5 highest years of payments under AbbVie's non-equity incentive plans.

  •
  The Pension Plan does not include amounts deferred or payments received under the AbbVie Deferred Compensation Plan in its calculation of a participant's final average earnings. To preserve the pension benefits of Deferred Compensation Plan participants, the Supplemental Pension Plan includes amounts deferred by a participant under the Deferred Compensation Plan in its calculation of final average earnings. Beginning in the year following their election or appointment as an officer, AbbVie officers are no longer eligible to defer compensation under the Deferred Compensation Plan.

  •
  In addition to the benefits outlined above for the Pension Plan, the NEOs are eligible for an additional Supplemental Pension Plan benefit equal to 0.6% of 5-year final average earnings for each year of service for each of the first 20 years of service occurring after the participant attains age 35. The benefit is further limited by the maximum percentage allowed under the Pension Plan under that plan's benefit formulas (A, B and C above). The portion of this additional benefit attributable to service before 2004 is reduced 3 percent per year for each year that payments are made before age 60. The portion attributable to service after 2003 is reduced 5 percent per year for each year that payments are made before age 60 if the participant is at least age 55 at early retirement. If the participant is under age 55 at retirement, the portion attributable to service after 2003 is actuarially reduced from age 65.

  •
  The Supplemental Pension Plan provides early retirement benefits similar to those provided under the Pension Plan. The benefits provided to NEOs under the Supplemental Pension Plan are not, however, reduced for the period between age 60 and age 62, unless the benefit is being actuarially reduced from age 65. Mr. Gonzalez, Mr. Alban and Ms. Schumacher are eligible for early retirement benefits under the plan.

  •
  Vested benefits accrued under the Supplemental Pension Plan may be funded through a grantor trust established by the NEO. Consistent with the distribution requirements of Internal Revenue Code Section 409A and its regulations, those NEOs who became officers prior to 2009 may have the entire amount of their vested plan benefits funded through a grantor trust. Any NEO who became an officer after 2008 may have only the vested benefits that accrue following the calendar year in which he or she is first elected as an officer funded through a grantor trust. Vested benefits accrued through December 31, 2008, to the extent not previously funded, were distributed to the participants' individual trusts and included in the participants' income.

              Benefits payable under the Supplemental Pension Plan are offset by the benefits payable from the Pension Plan, calculated as if benefits under the plans commenced at the same time. The amounts paid to an NEO's Supplemental Pension Plan grantor trust to fund plan benefits are actuarially determined. The plan is designed to result in AbbVie paying the NEO's Supplemental Pension Plan benefits to the extent assets held in his or her trust are insufficient.

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Pension Benefits Table

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)

R. Gonzalez	AbbVie Pension Plan	34	$456,241	$0
	AbbVie Supplemental Pension Plan	34	10,435,742	319,807	(2)
M. Severino	AbbVie Pension Plan	<1	18,610	0
	AbbVie Supplemental Pension Plan	<1	170,007	0
C. Alban	AbbVie Pension Plan	28	738,968	0
	AbbVie Supplemental Pension Plan	28	5,477,406	684,641	(2)
L. Schumacher	AbbVie Pension Plan	24	639,023	0
	AbbVie Supplemental Pension Plan	24	7,372,680	2,829,857	(2)
W. Chase	AbbVie Pension Plan	26	472,841	0
	AbbVie Supplemental Pension Plan	26	2,794,485	212,578	(2)

(1)
AbbVie calculates these present values using: (i) a 4.45% discount rate, the same discount rate it uses for Financial Accounting Standards Board ASC Topic 715 calculations for financial reporting purposes; and (ii) each plan's unreduced retirement age, which is age 62 under the AbbVie Pension Plan and age 60 under the AbbVie Supplemental Pension Plan for those participants who are eligible for early retirement benefits and which is age 65 under both plans for other participants. The present values shown in the table reflect postretirement mortality, based on the Financial Accounting Standards Board ASC Topic 715 assumption (the RP2014 Healthy Annuitant table with MP2014 mortality improvement scale), but do not include a factor for preretirement termination, mortality, or disability.

(2)
During 2014, the amounts shown, less applicable tax withholdings, were distributed and deposited into the individual grantor trusts established by the NEOs and included in the NEOs' income. Consistent with the distribution requirements of Internal Revenue Code Section 409A and its regulations, vested Supplemental Pension Plan benefits, to the extent not previously funded, are distributed to the participants' individual grantor trusts and included in their income. Amounts held in an NEO's individual trust are expected to offset AbbVie's obligations to him or her under the plan. Grantor trusts are described in greater detail in the section of this proxy statement captioned "Compensation Plan Elements—Benefits—Retirement Benefits."
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EXECUTIVE COMPENSATION

Nonqualified Deferred Compensation

              The following table summarizes Ms. Schumacher's and Mr. Chase's non-qualified deferred compensation under the AbbVie Deferred Compensation Plan. No additional contributions have been made to their accounts under the plan since such time as Ms. Schumacher and Mr. Chase, respectively, became officers and ceased to be eligible to contribute to the plan. None of the other NEOs has any non-qualified deferred compensation under the plan.

Name	Plan Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)(3)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)(4)

L. Schumacher	Deferred Compensation Plan(1)(2)	$0	$0	$27,927	$0	$383,610
W. Chase	Deferred Compensation Plan(1)(2)	0	0	4,386	0	71,181

(1)
Ms. Schumacher's and Mr. Chase's contributions to the Deferred Compensation Plan ceased in 2002 and 2007, respectively.

(2)
The plan permits participants to defer up to 75% of their base salary and up to 100% of their annual cash incentives and credits a participant's account with an amount equal to the employer matching contributions that otherwise would have been made for the participant under AbbVie's tax-qualified defined contribution plan. Participants may direct the investment of their deferral accounts into one or more of several funds chosen by the administrator, and the deferral account is credited with investment returns based on the performance of the fund(s) selected. During 2014, the weighted average rate of return credited to the accounts was 7.8% for Ms. Schumacher and 6.6% for Mr. Chase.

  The plan provides for cash distributions in either a lump sum or installments after separation from service and permits in-service withdrawals in accordance with specific procedures. Participants make distribution elections each year that apply to the deferrals to be made in the following calendar year, in accordance with the requirements of Internal Revenue Code Section 409A. Participants may request withdrawals due to financial hardship; if a hardship withdrawal is approved, it is limited to the amount needed to address the hardship.

(3)
The amounts reported in this column are not included in the Summary Compensation Table of this proxy statement.

(4)
The amounts reported in this column have not been previously reported as compensation in AbbVie's Summary Compensation Tables because they relate to contributions made before the applicable individual became an NEO.

Potential Payments upon Termination or Change in Control

Potential Payments upon Termination—Generally

              AbbVie does not have employment agreements with its NEOs.

              The following summarizes the payments that the NEOs would have received if their employment had terminated on December 31, 2014. Earnings would have continued to be paid for the NEO's Performance Incentive Plan and Supplemental Savings Plan grantor trusts until the trust assets were fully distributed. The amount of these payments would depend on the period over which the trust assets were distributed and the trust earnings and fees. If the trust assets were distributed over a 10-year period and based on current earnings, the NEOs would receive the following average annual payments over such 10-year period: Mr. Gonzalez, $721,197; Mr. Alban, $388,363; Ms. Schumacher, $487,603; and Mr. Chase, $460,909. In addition, the following one-time deposits would have been made under the AbbVie Supplemental Pension Plan for each of the following NEOs, respectively: Mr. Gonzalez, $2,232,027; Mr. Alban, $1,361,973; Ms. Schumacher, $845,411; and Mr. Chase, $534,672. As of December 31, 2014, Mr. Gonzalez, Mr. Alban and Ms. Schumacher were eligible to retire, and therefore were eligible to receive the pension benefits described above.

              If the termination of employment had been due to disability, then the NEOs also would have received, in addition to AbbVie's standard disability benefits, a monthly long-term disability benefit in the amount of $175,000 for

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EXECUTIVE COMPENSATION

Mr. Gonzalez; $60,000 for Dr. Severino; $65,000 for Mr. Alban; $74,500 for Ms. Schumacher; and $74,500 for Mr. Chase. This long-term disability benefit would continue for up to 18 months following termination of employment. It ends if the NEO retires, recovers, dies or ceases to meet eligibility criteria.

              If the NEO's employment had terminated due to death or disability, his or her unvested stock options and restricted stock or unit awards would have vested on December 31, 2014 with values as set forth below in the subsection of this proxy statement captioned "Equity Awards."

Potential Payments upon Change in Control

              In connection with the Separation from Abbott, AbbVie assumed the change in control agreements between Abbott and the officers transferring to AbbVie. AbbVie issued a similar change in control agreement to Dr. Severino when he joined the company in 2014. The agreements with Mr. Gonzalez, Dr. Severino, Mr. Alban, Ms. Schumacher, and Mr. Chase are described below.

              Each change in control agreement continues in effect until December 31, 2016, and can be renewed for successive two-year terms upon notice prior to the expiration date. If notice of non-renewal is given, the agreement will expire on the later of the scheduled expiration date and the one-year anniversary of the date of such notice. If no notice is given, the agreement will expire on the one-year anniversary of the scheduled expiration date. Each agreement also automatically extends for two years following any change in control (see below) that occurs while the agreement is in effect.

              The agreements provide that if the employee is terminated other than for cause or permanent disability or if the employee elects to terminate employment for good reason (see below) within two years following a change in control, he or she is entitled to receive a lump sum payment equal to three times his or her annual salary and annual incentive ("bonus") award (assuming for this purpose that all target performance goals have been achieved or, if higher, based on the average bonus for the last three years), plus any unpaid bonus owing for any completed performance period and the pro rata bonus for any current bonus period (based on the highest of the bonus assuming achievement of target performance, the average bonus for the past three years or, in the case of the unpaid bonus for any completed performance period, the actual bonus earned). If the employee is terminated other than for cause or permanent disability or if the employee elects to terminate employment for good reason during a potential change in control (see below), he or she is entitled to receive a lump sum payment of the annual salary and bonus payments described above, except that the amount of the bonus to which the employee is entitled will be based on the actual achievement of the applicable performance goals. If the potential change in control becomes a "change in control event" (within the meaning of Internal Revenue Code Section 409A), the employee will be entitled to receive the difference between the bonus amounts the officer received upon termination during the potential change in control and the bonus amounts that would have been received had such amounts instead been based on the higher of the employee's target bonus or the average bonus paid to the employee in the preceding three years.

              Bonus payments include payments made under the Performance Incentive Plan. The employee also will receive up to two years of additional employee benefits (including welfare benefits, outplacement services and tax and financial counseling) and the value of three more years of pension accruals. If change in control-related payments and benefits become subject to the excise tax imposed under Internal Revenue Code Section 4999, payments under the agreement will be reduced to prevent application of the excise tax if such a reduction would leave the employee in a better after-tax position than if the payments were not reduced and the tax applied. The agreements also limit the conduct for which awards under AbbVie's incentive stock programs can be terminated and generally permit options to remain exercisable for the remainder of their term. The compensation committee's independent compensation consultant has confirmed that the level of payments provided under the agreements is consistent with current market practice.

2015 Proxy Statement | 45

EXECUTIVE COMPENSATION

              For purposes of the agreements, the term "change in control" includes the following events: any person becoming the beneficial owner of AbbVie securities representing 20 percent or more of the outstanding voting power (not including an acquisition directly from AbbVie and its affiliates); a change in the majority of the members of the board of directors whose appointment was approved by a vote of at least two-thirds of the incumbent directors; and the consummation of certain mergers or similar corporate transactions involving AbbVie. A "potential change in control" under the agreements includes, among other things, AbbVie's entry into an agreement that would result in a change in control. Finally, the term "good reason" includes: a significant adverse change in the employee's position, duties, or authority; the company's failure to pay the employee's compensation or a reduction in the employee's base pay or benefits; or the relocation of the company's principal executive offices to a location that is more than 35 miles from the location of the offices at the time of the change in control.

              If a change in control had occurred on December 31, 2014, immediately followed by one of the covered circumstances described above, Mr. Gonzalez, Dr. Severino, Mr. Alban, Ms. Schumacher, and Mr. Chase would have been entitled to receive the following payments and benefits under the change in control agreements:

  •
  Mr. Gonzalez: cash termination payments—$13,950,000; additional Supplemental Pension Plan benefits—$8,394,858; welfare and fringe benefits—$72,535.

  •
  Dr. Severino: cash termination payments—$5,323,500; welfare and fringe benefits—$72,254.

  •
  Mr. Alban: cash termination payments—$5,355,000; additional Supplemental Pension Plan benefits—$4,242,486; welfare and fringe benefits—$72,842.

  •
  Ms. Schumacher: cash termination payments—$5,057,547; additional Supplemental Pension Plan benefits—$1,477,581; welfare and fringe benefits—$59,465.

  •
  Mr. Chase: cash termination payments—$5,827,500; additional Supplemental Pension Plan benefits—$1,055,192; welfare and fringe benefits—$73,123.

              The amounts shown for Ms. Schumacher's cash termination payments and additional supplemental pension plan benefits reflect reductions of $1,472,453 and $430,183, respectively, which would have applied under cutback provisions in the agreement as described above.

Equity Awards

              Under the AbbVie 2013 Incentive Stock Program, any outstanding unvested stock options and restricted stock or unit awards granted prior to February 2013 (including awards converted into adjusted awards based on Abbott common shares and AbbVie common stock in connection with the Separation) vest upon a change in control, including performance-vested restricted shares, which are deemed earned in full. This program, which was approved by AbbVie's stockholders, covers approximately 6,500 participants, including a broad group of management and professional staff. In addition, unvested equity awards converted into adjusted awards based on Abbott common shares in connection with the Separation would vest in full upon a change in control of Abbott.

              Beginning with awards granted in February 2013, upon a change in control the surviving company may assume, convert or replace the awards on an equivalent basis. If the surviving company does not do so, the vesting of the awards is accelerated. If the surviving company does assume, convert or replace the awards on an equivalent basis, then accelerated vesting of the awards is limited to circumstances in which, during the period from six months before through two years after a change in control, the grantee's employment is terminated without cause or the grantee resigns for good reason. The terms "cause" and "good reason" have the same definitions as in the change in control agreements.

46 | 2015 Proxy Statement

EXECUTIVE COMPENSATION

              If a change in control had occurred on December 31, 2014 and the surviving company did not assume, convert or replace any of the awards granted after January 2013, then the unvested equity awards of the NEOs would have vested as follows:

  •
  Mr. Gonzalez would have vested in (i) 667,750 unvested AbbVie stock options with a value of $15,609,336 and 35,767 unvested Abbott stock options with a value of $643,320, and (ii) 354,573 shares of AbbVie restricted stock with a value of $23,203,257 and 19,800 Abbott restricted shares with a value of $891,396.

  •
  Dr. Severino would have vested in (i) 74,309 unvested AbbVie stock options with a value of $817,399, and (ii) 141,625 shares of AbbVie restricted stock with a value of $9,267,940.

  •
  Mr. Alban would have vested in (i) 174,753 unvested AbbVie stock options with a value of $4,005,808 and 16,033 unvested Abbott stock options with a value of $288,376, and (ii) 129,481 shares of AbbVie restricted stock with a value of $8,473,236 and 8,900 Abbott restricted shares with a value of $400,678.

  •
  Ms. Schumacher would have vested in (i) 217,746 unvested AbbVie stock options with a value of $5,150,621 and 26,600 unvested Abbott stock options with a value of $478,438, and (ii) 176,011 shares of AbbVie restricted stock with a value of $11,518,161 and 14,733 Abbott restricted shares with a value of $663,280.

  •
  Mr. Chase would have vested in (i) 176,493 unvested AbbVie stock options with a value of $3,819,398 and 6,533 unvested Abbott stock options with a value of $117,505, and (ii) 139,604 shares of AbbVie restricted stock with a value of $9,135,686 and 3,633 Abbott restricted shares with a value of $163,558.

              The value of stock options shown is based on the excess of the closing price of one share of common stock on December 31, 2014 over the exercise price of such options, multiplied by the number of unvested stock options held by the NEO. The value of restricted stock shown is determined by multiplying the number of restricted shares that would vest as of December 31, 2014 and the closing price of one share of common stock on December 31, 2014.

2015 Proxy Statement | 47

              AbbVie's audit committee charter provides that the audit committee shall appoint annually AbbVie's independent registered public accounting firm. On October 9, 2014, the audit committee appointed Ernst & Young LLP to perform independent audit services for the fiscal year ending December 31, 2015.

              Although the audit committee has sole authority to appoint the independent registered public accounting firm, it would like to know the opinion of the stockholders regarding its appointment of Ernst & Young LLP for 2015. For this reason, stockholders are being asked to ratify this appointment. If the stockholders do not ratify the appointment of Ernst & Young LLP for 2015, the audit committee will take that fact into consideration, but may, nevertheless, continue to retain Ernst & Young LLP.

              Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

              The board of directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP as AbbVie's independent registered public accounting firm for 2015.

48 | 2015 Proxy Statement

Audit Fees and Non-Audit Fees

              The following table presents fees for professional audit services rendered to AbbVie by Ernst & Young LLP for the years ended December 31, 2014 and December 31, 2013, and fees for other services rendered to AbbVie by Ernst & Young LLP for that period.

	2014 (millions)	2013 (millions)

Audit fees:(1)	$10.0	$8.1
Audit related fees:(2)	0.2	0.0
Tax fees:(3)	5.1	4.9
All other fees:(4)	0.5	0.8

Total	$15.8	$13.8

(1)
Ernst & Young LLP billed or will bill AbbVie for professional services rendered for the audit of AbbVie's annual financial statements, the audits of AbbVie's internal control over financial reporting, statutory and subsidiary audits, the review of documents filed with the Securities and Exchange Commission, and certain accounting consultations in connection with the audits.

(2)
Audit related fees include: accounting consultations, agreed upon procedures and audits of certain employee benefit plan financial statements.

(3)
Tax fees consist principally of professional services for corporate tax compliance, expatriate tax compliance and tax advisory services.

(4)
Other fees represent Independent Review Organization services.

              As previously disclosed in a Current Report on Form 8-K filed on March 19, 2013 with the Securities and Exchange Commission, on December 14, 2012 AbbVie's audit committee approved (a) the dismissal of Deloitte & Touche LLP, effective as of the date of Deloitte's completion of the audit services for the fiscal year ended December 31, 2012 and the filing of AbbVie's 2012 Annual Report on Form 10-K, and (b) the appointment of Ernst & Young LLP as the company's independent registered public accounting firm to perform independent audit services beginning with the fiscal year ending December 31, 2013.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

              The audit committee has established policies and procedures to pre-approve all audit and permissible non-audit services performed by the independent registered public accounting firm and its related affiliates.

              Prior to engagement of the independent registered public accounting firm for the next year's audit, management will submit a schedule of all proposed services expected to be rendered during that year for each of four categories of services to the audit committee for approval.

              Prior to engagement, the audit committee pre-approves these services by category of service. The fees are budgeted and the audit committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging the independent registered public accounting firm.

2015 Proxy Statement | 49

AUDIT INFORMATION

              The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the audit committee at its next scheduled meeting.

Audit Committee Report

              Management is responsible for the preparation and integrity of AbbVie's consolidated financial statements. The independent registered public accounting firm is responsible for performing an audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The audit committee reviews these processes on behalf of the board of directors. In this context, the audit committee has reviewed and discussed the audited financial statements contained in the 2014 Annual Report on Form 10-K with AbbVie's management and its independent registered public accounting firm.

              The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed pursuant to Auditing Standards Section AU 380 (Communication with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board.

              The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the firm's independence. The audit committee has also considered whether the provision of non-audit services is compatible with maintaining the independence of the independent registered public accounting firm.

              Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in AbbVie's Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission.

Audit Committee

              R. Austin, Chair, W. Burnside, E. Rapp, and F. Waddell

50 | 2015 Proxy Statement

              Stockholders are being asked to approve the compensation of AbbVie's named executive officers, as disclosed under Securities and Exchange Commission rules, including the Compensation Discussion and Analysis, the compensation tables and related material included in this proxy statement.

              The independent compensation committee of the board of directors, with the counsel of its independent compensation consultant, has thoroughly examined AbbVie's programs, the company's performance related to our industry and high-performing peer group, and market factors. The committee has determined that the specific pay decisions for the named executive officers are appropriate given the company's performance, the executives' contributions, and our stockholders' interests.

              While this vote is advisory and non-binding, the board of directors and the compensation committee value the opinion of the stockholders and will review the voting results and take them into account when future compensation decisions are made.

              Accordingly, the board of directors recommends that you vote FOR the approval of the named executive officers' compensation.

2015 Proxy Statement | 51

Procedures for Approval of Related Person Transactions

              It is AbbVie's policy that the nominations and governance committee review, approve, ratify or disapprove of all transactions in which AbbVie participates and in which any related person has a direct or indirect material interest if such transaction involves or is expected to involve payments of $120,000 or more in the aggregate per fiscal year. Related person transactions requiring review by the nominations and governance committee pursuant to this policy are identified in:

  •
  questionnaires annually distributed to AbbVie's directors and executive officers;

  •
  certifications submitted annually by AbbVie executive officers related to their compliance with AbbVie's Code of Business Conduct; or

  •
  communications made directly by the related person to the chief financial officer or general counsel.

              In determining whether to approve or ratify a related person transaction, the nominations and governance committee will consider the following items, among others:

  •
  the related person's relationship to AbbVie and interest in the transaction;

  •
  the material facts of the transaction, including the aggregate value of such transaction or, in the case of indebtedness, the amount of principal involved;

  •
  the benefits to AbbVie of the transaction;

  •
  if applicable, the availability of other sources of comparable products or services;

  •
  an assessment of whether the transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally;

  •
  whether a transaction has the potential to impair director independence; and

  •
  whether the transaction constitutes a conflict of interest.

              This process is included in the nominations and governance committee's written charter, which is available on the corporate governance section of AbbVie's investor relations website at www.abbvieinvestor.com.

Section 16(a) Beneficial Ownership Reporting Compliance

              AbbVie believes that during 2014 its executive officers and directors timely complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, except that a Form 4 for Mr. Liddy reporting five exempt grants of stock equivalent units was not timely filed.

Performance-Based Compensation Arrangements

              The Performance Incentive Plan and the Incentive Stock Program, which are described above, are intended to comply with Internal Revenue Code Section 162(m) to ensure deductibility of performance-based compensation.

52 | 2015 Proxy Statement

ADDITIONAL INFORMATION

              The compensation committee reserves the flexibility to take actions that may be based on considerations in addition to tax deductibility. The committee believes that stockholder interests are best served by not restricting the committee's discretion and flexibility in crafting compensation programs, even if such programs may result in certain non-deductible compensation expenses. Accordingly, the committee may from time to time approve components of compensation for certain executive officers that are not deductible.

              While the compensation committee does not anticipate there would ever be circumstances where a restatement of earnings upon which any incentive plan award decisions were based would occur, the committee, in evaluating such circumstances, has discretion to take all actions necessary to protect the interests of stockholders up to and including actions to recover such incentive awards.

Exclusive Forum

              AbbVie is incorporated in the state of Delaware and Delaware law governs the relationship among its directors, officers, and stockholders (also known as the internal affairs doctrine). To provide for the orderly, efficient and cost- effective resolution of Delaware-law issues affecting AbbVie, the company's Certificate of Incorporation provides that unless the board of directors otherwise determines, Delaware courts are the exclusive forum for cases involving the internal affairs doctrine, derivative actions brought on behalf of the company, claims for breach of fiduciary duty, and other matters concerning Delaware statutory and common law. The provision does not apply to any other cases brought against AbbVie.

Other Matters

              The board of directors knows of no other business to be transacted at the 2015 Annual Meeting of Stockholders, but if any other matters do come before the meeting, it is the intention of the persons named in the accompanying proxy to vote or act with respect to them in accordance with their best judgment.

Date for Receipt of Stockholder Proposals for the 2016 Annual Meeting Proxy Statement

              Stockholder proposals for presentation at the 2016 Annual Meeting must be received by AbbVie no later than November 24, 2015 and must otherwise comply with the applicable requirements of the Securities and Exchange Commission to be considered for inclusion in the proxy statement and proxy for the 2016 meeting.

Procedure for Recommendation and Nomination of Directors and Transaction of Business at Annual Meeting

              A stockholder may recommend persons as potential nominees for director by submitting the names of such persons in writing to the secretary of AbbVie. Recommendations must be accompanied by certain information about both the nominee and the stockholder making the nomination, as set forth in AbbVie's Amended and Restated By-Laws. A nominee who is recommended by a stockholder following these procedures will receive the same consideration as other comparably qualified nominees.

              A stockholder entitled to vote for the election of directors at an Annual Meeting and who is a stockholder of record on:

  •
  the record date for that Annual Meeting,

  •
  the date of this proxy statement, and

  •
  the date of the Annual Meeting

may nominate persons for director, or make proposals of other business to be brought before the Annual Meeting, by providing proper timely written notice to the secretary of AbbVie.

2015 Proxy Statement | 53

ADDITIONAL INFORMATION

              That notice must include certain information required by Article II of AbbVie's Amended and Restated By-Laws, including information about the stockholder, any beneficial owner on whose behalf the nomination or proposal is being made, their respective affiliates or associates or others acting on concert with them, and any proposed director nominee.

              For each matter the stockholder proposes to bring before the Annual Meeting, the notice must also include a brief description of the business to be discussed, the reasons for conducting such business at the Annual Meeting, any material interest of the stockholder in such business and certain other information specified in the By-Laws. In addition, in the case of a director nomination, the notice must include a completed and signed questionnaire, representation and agreement of the nominee addressing matters specified in the By-Laws.

              To be timely, written notice either to directly nominate persons for director or to bring business properly before the Annual Meeting must be received at AbbVie's principal executive offices not less than ninety days and not more than one hundred twenty days prior to the anniversary date of the preceding Annual Meeting. If the Annual Meeting is called for a date that is more than thirty days before or sixty days after such anniversary date, notice by the stockholder must be received not less than ninety days and not more than one hundred twenty days prior to the date of such Annual Meeting and not later than the close of business on the later of ninety days prior to the date of such Annual Meeting, or, if the first public announcement of the date of such Annual Meeting is less than one hundred days prior to the date of such Annual Meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by AbbVie. To be timely for the 2016 Annual Meeting, this written notice must be received by AbbVie no later than February 8, 2016.

              In addition, the notice must be updated and supplemented, if necessary, so that the information provided or required to be provided is true and correct as of the record date for the Annual Meeting and as of the date that is ten business days prior to the meeting. Any such update or supplement must be delivered to the secretary of AbbVie at AbbVie's principal executive offices not more than five business days after the record date for the Annual Meeting, and not less than eight business days before the date of the Annual Meeting in the case of any update or supplement required to be made as of ten business days prior to the Annual Meeting.

Householding of Proxy Materials

              The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (such as brokers or banks) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single Notice or proxy statement addressed to those security holders. This process, which is commonly referred to as "householding," potentially provides extra convenience for security holders and cost savings for companies.

              Several brokers and banks with accountholders who are AbbVie stockholders will be "householding" our proxy materials. As indicated in the notice provided by these brokers to AbbVie stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that it will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and you prefer to receive a separate proxy statement, please notify your broker or contact Broadridge Financial Solutions 1-800-542-1061, email: sendmaterials@proxyvote.com, or write to us at Investor Relations, AbbVie Inc., 1 North Waukegan Road, North Chicago, Illinois 60064. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker or bank.

54 | 2015 Proxy Statement

ADDITIONAL INFORMATION

General

              It is important that proxies be returned promptly. Stockholders are urged to vote, regardless of the number of shares of AbbVie common stock owned. Stockholders may vote by telephone, by Internet, or by mail if a printed version of the proxy card was received or requested. Stockholders who vote by telephone or the Internet do not need to return a proxy card.

              The Annual Meeting will be held at the Fairmont Chicago, Millennium Park, 200 North Columbus Drive, Chicago, Illinois 60601. Admission to the meeting will be by admission card only. A stockholder planning to attend the meeting should promptly complete and return the reservation form. Reservation forms must be received before May 1, 2015. An admission card admits only one person. A stockholder may request two admission cards, but a guest must be accompanied by a stockholder.

By order of the board of directors. LAURA J. SCHUMACHER SECRETARY
2015 Proxy Statement | 55

AbbVie Inc.
1 North Waukegan Road
North Chicago, Illinois 60064 U.S.A.

Notice of Annual Meeting
of Stockholders
and Proxy Statement

Meeting Date
May 8, 2015

YOUR VOTE IS IMPORTANT!
Please sign and promptly return your proxy
in the enclosed envelope or vote your
shares by telephone or using the Internet.

Reservation Form for Annual Meeting

I am a stockholder of AbbVie Inc. and I plan to attend the Annual Meeting to be held at the Fairmont Chicago, Millennium Park, 200 North Columbus Drive, Chicago, Illinois 60601 at 9:00 a.m. CT on May 8, 2015.

Please send me an admission card for each of the following persons.

Name	Name
Address	Address
City	City
State	State
Zip Code	Zip Code
Phone Number ( )	Phone Number ( )

If you plan to attend the meeting, please complete the Reservation Form and send it to AbbVie Inc., Annual Meeting Ticket Requests, AP34, 1 North Waukegan Road, North Chicago, Illinois 60064. Due to space limitations, Reservation Forms must be received before May 1, 2015. An admission card, along with a form of photo identification, admits one person. A stockholder may request two admission cards, but a guest must be accompanied by a stockholder.

To prevent a delay in the receipt of your admission card, do not return this form with your proxy card or mail it in the enclosed business envelope.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 8, 2015. Meeting Information ABBVIE INC. Meeting Type: Annual Meeting For holders as of: March 11, 2015 Date: May 8, 2015 Time: 9:00 AM CT Location: Fairmont Chicago, Millennium Park 200 North Columbus Drive Chicago, IL 60601 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. ABBVIE INC. 1 NORTH WAUKEGAN ROAD NORTH CHICAGO, IL 60064 M81561-P58867 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX XXXX . XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2015 to facilitate timely delivery. How To Vote M81562-P58867 Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX XXXX

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Class III Directors Nominees: 01) Roxanne S. Austin 02) Richard A. Gonzalez 03) Glenn F. Tilton The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of Ernst & Young LLP as AbbVie’s independent registered public accounting firm for 2015. 3. Say on Pay - An advisory vote on the approval of executive compensation. M81563-P58867

M81564-P58867

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Thursday, May 7, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Thursday, May 7, 2015. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ABBVIE INC. 1 NORTH WAUKEGAN ROAD NORTH CHICAGO, IL 60064 M81549-P58867 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For All Withhold All For All Except ABBVIE INC. The Board of Directors recommends you vote FOR the following: ! ! ! 1. Election of Class III Directors Nominees: 01) Roxanne S. Austin 02) Richard A. Gonzalez 03) Glenn F. Tilton The Board of Directors recommends you vote FOR the following proposals: For Against Abstain ! ! ! 2. Ratification of Ernst & Young LLP as AbbVie's independent registered public accounting firm for 2015. ! ! ! 3. Say on Pay - An advisory vote on the approval of executive compensation. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. M81550-P58867 ABBVIE INC. Annual Meeting of Stockholders May 8, 2015 9:00 AM CT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Richard A. Gonzalez and Laura J. Schumacher, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of AbbVie Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM CT on Friday, May 8, 2015, at the Fairmont Chicago, Millennium Park, 200 North Columbus Drive, Chicago, Illinois 60601, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Thursday, May 7, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Thursday, May 7, 2015. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ABBVIE INC. 1 NORTH WAUKEGAN ROAD NORTH CHICAGO, IL 60064 M81551-P58867 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For All Withhold All For All Except ABBVIE INC. The Board of Directors recommends you vote FOR the following: ! ! ! 1. Election of Class III Directors Nominees: 01) Roxanne S. Austin 02) Richard A. Gonzalez 03) Glenn F. Tilton The Board of Directors recommends you vote FOR the following proposals: For Against Abstain ! ! ! 2. Ratification of Ernst & Young LLP as AbbVie's independent registered public accounting firm for 2015. ! ! ! 3. Say on Pay - An advisory vote on the approval of executive compensation. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. M81552-P58867 ABBVIE INC. ABBVIE SAVINGS PLAN Annual Meeting of Stockholders May 8, 2015 9:00 AM CT This proxy is solicited by the Board of Directors Participants in the AbbVie Savings Plan will receive a voting instruction card for their shares of AbbVie Inc. common stock held in the AbbVie Savings Plan Trust. The Trust is administered by both a trustee and an investment committee. The trustee is Mercer Trust Company. The members of the investment committee are Amarendra Duvvur, William H.S. Preece, and Michael J. Thomas, employees of AbbVie. The voting power with respect to the shares is held by and shared between the investment committee and the participants. The investment committee must solicit voting instructions from the participants and follow the voting instructions it receives. The investment committee may use its own discretion with respect to those shares of AbbVie common stock for which no voting instructions are received. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side